                                                                   EXHIBIT 10.12



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                                    LICENSE
                                   AGREEMENT


                                BY AND BETWEEN


                            HAMMOND PORT AUTHORITY

                      EMPRESS CASINO HAMMOND CORPORATION

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                           DATED AS OF JUNE 21, 1996

                               TABLE OF CONTENTS
                               -----------------

RECITALS.....................................................................  1

ARTICLE I DEFINITIONS........................................................  1

ARTICLE II GRANT.............................................................  6
     Section 2.01.  Rights Granted...........................................  6
     Section 2.02.  Parking..................................................  7
     Section 2.03.  Rights Limited...........................................  7
     Section 2.04.  Nature of Rights Granted to the Developer................  7
     Section 2.05.  "AS IS" Condition........................................  7
     Section 2.06.  Enjoyment................................................  8

ARTICLE III PORT AUTHORITY'S RESERVED RIGHTS.................................  8
     Section 3.01.  General..................................................  8

ARTICLE IV TERM..............................................................  8
     Section 4.01.  Term.....................................................  8
     Section 4.02.  Extension Periods........................................  8
     Section 4.03.  Holding Over.............................................  9

ARTICLE V CONSIDERATION......................................................  9
     Section 5.01.  Passenger Payment........................................  9
     Section 5.02.  Accounting for Passenger Payment......................... 10
     Section 5.03.  Marina Payments.......................................... 11
     Section 5.04.  Slip Fees................................................ 11
     Section 5.05.  Compliance with Development Agreement.................... 13

ARTICLE VI USE............................................................... 13
     Section 6.01.  Permitted Uses........................................... 13
     Section 6.02.  Compliance with Laws, Insurance Policies................. 13
     Section 6.03.  Negative Covenants....................................... 14
     Section 6.04.  Hazardous Substances..................................... 14

ARTICLE VII IMPROVEMENTS..................................................... 15
     Section 7.01.  Commencement and Completion of Construction.............. 15
     Section 7.02.  Governmental Approvals................................... 15
     Section 7.03.  Title to Improvements.................................... 15
     Section 7.04.  Refinancing of Bonds..................................... 15

ARTICLE VIII ASSIGNMENT AND ENCUMBRANCES..................................... 16

     Section 8.01.   Assignments and Subleases............................... 16
     Section 8.02.   Encumbrances............................................ 16
     Section 8.03.   General................................................. 17

ARTICLE IX TAXES AND UTILITY EXPENSES........................................ 17
     Section 9.01.   Payment of Taxes and Utility Expenses................... 17
     Section 9.02.   Proration of Real Estate Taxes.......................... 17
     Section 9.03.   Right to Contest........................................ 18
     Section 9.04.   Distribution of Overpayment............................. 18

ARTICLE X MAINTENANCE, REPAIRS AND ALTERATIONS............................... 18
     Section 10.01.  Maintenance and Repair by the Developer................. 18
     Section 10.02.  Alterations............................................. 18

ARTICLE XI MECHANICS' LIENS; INDEMNIFICATION................................. 19
     Section 11.01.  Mechanics' Liens........................................ 19
     Section 11.02.  Indemnification by the Developer........................ 19

ARTICLE XII INSURANCE........................................................ 20
     Section 12.01.  Liability Insurance..................................... 20
     Section 12.02.  Proof of Insurance...................................... 20
     Section 12.03.  Adjustment in Insurance................................. 20
     Section 12.04.  Waiver of Subrogation................................... 21
     Section 12.05.  Insurance Proceeds...................................... 21
     Section 12.06.  General Provisions...................................... 21

ARTICLE XIII DESTRUCTION..................................................... 22
     Section 13.01.  The Developer's Obligation to Repair.................... 22
     Section 13.02.  No Abatement............................................ 22

ARTICLE XIV CONDEMNATION..................................................... 22
     Section 14.01.  Total Condemnation...................................... 22
     Section 14.02.  Proceeds of Total Condemnation.......................... 22
     Section 14.03.  Partial Condemnation.................................... 23
     Section 14.04.  Restoration............................................. 23
     Section 14.05.  Temporary Condemnation.................................. 23
     Section 14.06.  Rights to Appear........................................ 24
     Section 14.07.  Limitation on Eminent Domain Powers..................... 24

ARTICLE XV MORTGAGES......................................................... 24

ARTICLE XVI DEVELOPER'S RIGHT TO CURE THE PORT AUTHORITY'S DEFAULTS.......... 24
     Section 16.01.  Notices................................................. 24

     Section 16.02.  Right to Cure.......................................... 25
     Section 16.03.  No Termination of HPA Footprint Sublease............... 25
     Section 16.04.  No Termination of the HPA Parking Lease................ 25

ARTICLE XVII DEFAULTS....................................................... 26
     Section 17.01.  Events of Default...................................... 26
     Section 17.02.  Extensions............................................. 27
     Section 17.03.  Remedies............................................... 27
     Section 17.04.  Default by Port Authority.............................. 27

ARTICLE XVIII BANKRUPTCY AND INSOLVENCY..................................... 28
     Section 18.01.  Certain Events of Default Specified.................... 28
     Section 18.02.  Preservation of Agreement.............................. 29

ARTICLE XIX SPECIFIC PERFORMANCE............................................ 29

ARTICLE XX SURRENDER........................................................ 29
     Section 20.01.  Surrender of Improvements.............................. 29
     Section 20.02.  Removal of Certain Property............................ 29
     Section 20.03.  Survival of Terms...................................... 30

ARTICLE XXI          NO WAIVER.............................................. 30

ARTICLE XXII         PORT AUTHORITY'S ASSIGNMENTAND THE PARTIES' LIABILITY
                     LIMITATION............................................. 30

     Section 22.01.  Assignment by the Port Authority....................... 30
     Section 22.02.  Limitations on Rights of Recovery...................... 31

ARTICLE XXIII        FORCE MAJEURE.......................................... 31

ARTICLE XXIV         NOTICES................................................ 31

ARTICLE XXV          CERTIFICATES........................................... 33

ARTICLE XXVI         GENERAL................................................ 34
     Section 26.01.  Governing Law.......................................... 34
     Section 26.02.  Partial Invalidity..................................... 34
     Section 26.03.  Remote Vesting......................................... 34
     Section 26.04.  Interpretation......................................... 34
     Section 26.05.  Entire Agreement....................................... 34
     Section 26.06.  Parties................................................ 34
     Section 26.07.  Construction of Agreement.............................. 35
     Section 26.08.  Attorneys' Fees........................................ 35
     Section 26.09.  Authority.............................................. 35

     Section 26.10.  Standards for Consent................................... 35
     Section 26.11.  Nature of Agreement..................................... 35

ARTICLE XXVII        DISPUTE RESOLUTION AND TERMINATION...................... 36
     Section 27.01.  Alternative Dispute Resolution.......................... 36
     Section 27.02.  Arbitration............................................. 36
     Section 27.03.  Actions During Pendency of Dispute...................... 37

ARTICLE XXVIII       DEVELOPER'S COMMITMENTS................................. 38
     Section 28.01.  Construction Commitments................................ 38

ARTICLE XXIX         PORT AUTHORITY'S COMMITMENT............................. 39

                                   AGREEMENT

          This Agreement is entered into this 21st day of June, 1996, by and between the Hammond Port Authority (the "Port Authority"), and Empress Casino Hammond Corporation, an Indiana corporation (the "Developer").

                                   RECITALS

          WHEREAS, the Port Authority, acting pursuant to its authority and powers under Indiana Code (S) 8-10-5-1, et seq., desires to grant to the Developer certain rights with respect to that portion of the Hammond Marina and Lake Michigan which is under its jurisdiction, subject to and conditioned upon the terms and provisions set forth herein; and

          WHEREAS, the Developer desires to obtain certain rights from the Port Authority, subject to and conditioned upon the terms and provisions set forth hereunder.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the Port Authority and the Developer hereby covenant and agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          The following terms, when used in the preceding recitals or the text of this Agreement with initial capital letters, have the following respective meanings:

          "Act" means the Riverboat Gambling Act as established by Indiana Code
(S) 4-33-1-1, et seq. and all amendments thereto and all rules and orders promulgated thereunder.

          "Agreement" means this fully executed Agreement.

          "Applicable Laws" means all laws, rules, regulations, ordinances, codes, administrative actions and/or orders of any court or governmental agency or unit, whether federal, state or local, properly exercising or having jurisdiction with respect to or over the subject matter in question.

          "Boat" means the vessel named and known as Empress III, a riverboat casino owned or leased and to be operated by the Developer on Lake Michigan from Hammond, Indiana, that may be further modified, improved, equipped and/or replaced by the Developer from time to time as provided in the Development Agreement.

          "City" means the municipal corporation of Hammond, Indiana.

          "Clipper Lease" means the Lease Agreement by and between the Port Authority and the Developer, dated February 9, 1993.

          "Clipper Removal Agreement" means the Agreement Respecting The S/S Milwaukee Clipper, dated March 20, 1996, by and between the Developer and the Port Authority.

          "Commencement Date" has the meaning set forth in Section 4.01.

          "Commission" means the City of Hammond acting by and through its Redevelopment Commission.

          "Condemnation Proceeds" means the total aggregate award, or settlement in lieu thereof, in the event of a total taking or Constructive Total Taking of the Improvements.

          "Constructive Total Taking" means a taking of such scope that the remaining portion of the Improvements is insufficient to permit the restoration of the Improvements so as to be suitable for the primary use permitted by
Section 2.01.

          "County" means Lake County, Indiana.

          "Development Agreement" means the Hammond Riverboat Gaming Project Development Agreement entered into or to be entered into by and among the City of Hammond, Indiana, the Commission, and the Developer, as the same has been or may hereafter be amended.

          "DMS" means DMS of Hammond, Inc., and any subsequent holder of DMS of Indiana, Inc.'s right, title or interest under the Ground Lease and the Port Authority Lease.

          "Docking Facilities" has the meaning set forth in the Development Agreement.

          "Environmental Complaint" has the meaning set forth in Section 6.05.

          "Environmental Laws" means federal, state and local laws, statutes, ordinances, rules or regulations, effective on or after the date of execution of this Lease, relating to pollution or protection of the environment, including laws or regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances or imposing standards of conduct or liability concerning underground storage tanks. Such laws shall include, but not be limited to, the Resource Conservation and Recover Act of 1976 (RCRA), 42 U.S.C. (S)(S) 690 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. (S)(S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 741 et seq.; the Clean Air Act, 33 U.S.C. (S) 7401; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2629; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f-300j; the Atomic Energy Act, 42 U.S.C. (S)(S) 2011, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C.
(S)(S) 11001 et seq.; Indiana Code, Title 13 - Environment; or any amendments thereto; or any similar federal, state or local environmental laws, statutes, ordinances, or any regulations, orders or decrees now or hereafter promulgated thereunder.

          "Event of Default" has the meaning set forth in Section 17.01.

          "Extension Period" has the meaning set forth in Section 4.02.

          "Gaming Commission" means the Indiana Gaming Commission as established pursuant to the Act.

          "Ground Lease" means the Ground Lease Agreement among the Port Authority, as lessor, Hammond, as co-lessor, and DMS, as lessee, dated as of June 30, 1989, as the same has been or may hereafter be amended or modified.

          "Guest Facilities" has the meaning set forth in the Development Agreement.

          "Hammond" means the City of Hammond, Indiana, a municipal corporation.

          "Hammond Marina" means the marina and related improvements located on that portion of Lake Michigan and the adjacent lake front that are subject to the Port Authority's jurisdiction and generally described and/or depicted on Exhibit A attached hereto and incorporated herein by this reference.

          "Hazardous Discharge" has the meaning set forth in Section 6.05.

          "Hazardous Substances" means any substance:

    (a) The presence of which requires investigation, response, remediation or other corrective action under the Resource Conservation and Recovery Act of 1976
(RCRA), 42 U.S.C. (S)(S) 690 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. (S)(S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Federal Water Pollution

Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 741 et seq.; the Clean Water Act, 33 U.S.C. (S) 7401; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2629; the Safe Drinking Water Act, 42 U.S.C.
(S)(S) 300f-300j; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. (S)(S) 11001 et seq.; or any amendments thereto; or any similar federal, state or local environmental laws, statutes or ordinances, or any regulations, orders or decrees now or hereafter promulgated thereunder; or

     (b) Which is defined as "hazardous waste," "hazardous substance," "solid waste," "infectious waste," "toxic substance," "radioactive waste," or is otherwise regulated by the Resource Conservation and Recover Act of 1976 (RCRA), 42 U.S.C. (S)(S) 690 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), 42 U.S.C. (S)(S) 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 (SARA); the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 741 et seq.; the Clean Air Act, 33 U.S.C. (S) 7401; the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2629; the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f-300j; the Atomic Energy Act, 42 U.S.C. (S)(S) 2011, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C.
(S)(S) 11001 et seq.; Indiana Code, Title 13 - Environment; or any amendments thereto; or any similar federal, state or local environmental laws, statutes, ordinances, or any regulations, orders or decrees now or hereafter promulgated thereunder.

          "HPA Footprint Sublease" means the Intergovernmental Sub-Lease Agreement between the Port Authority, as landlord, and the Commission, as tenant, dated as of October 13, 1995, as the same has been or may hereafter be amended.

          "HPA Parking Lease" means the Intergovernmental Lease Agreement and Grant of Easement entered into or to be entered into between the Port Authority, as landlord, and the Commission, as tenant, pursuant to which the Port Authority has or will lease the Parking Parcels to the Commission, as the same has been or may hereafter be amended.

          "Improvements" means all improvements (including, without limitation, the Docking Facilities, any Infrastructure Facilities, landscaping, walkways, and docking, mooring and marina facilities) that are hereafter located or constructed by the Developer (a) in the Hammond Marina, or (b) in Lake Michigan in the vicinity of the Hammond Marina to the extent the Port Authority has any interest therein; provided, that the Improvements shall not include any Improvements that are owned by the Commission or subject to the terms and conditions of the Sublease; and provided further, that the Improvements shall not include any improvements or facilities that are anchored or constructed on the Redevelopment Parcel notwithstanding that any such improvements or facilities encroach or protrude into the Hammond Marina.

          "Infrastructure Facilities" means all pipelines, conduits, ducts, cables, wires, manholes, vaults, tanks, tunnels or other manmade facilities or structures, and any encasements containing such facilities, which have been or will hereafter be installed for the purpose of furnishing, storing, removing or transmitting electricity, gases, steam, liquid petroleum products, telephone or other communications, cable television, computer signals or data, sewage drainage, traffic or other control systems, or water or other utilities or services to the Improvements.

          "Initial period" has the meaning set forth in Section 4.01.

          "License" means an owner's license as defined in Indiana Code (S) 4-33-2-15 that allows the Developer to operate a riverboat casino on Lake Michigan from the City of Hammond, Indiana.

          "License Date" means the date on which the License is issued to the Developer by the Gaming Commission.

          "Parking Access Parcel" has the meaning set forth in the Sublease.

          "Parking Parcels" has the meaning set forth in the Sublease.

          "Port Authority" means the Hammond Port Authority; provided, that it is expressly understood and agreed by the Developer that any obligations of the Port Authority under this Agreement may be fulfilled by any subdivision, unit, agency, commission, department, authority, instrumentality, officer or representative, or any combination thereof, of the City.

          "Port Authority Lease" means the Lease Agreement among the Port Authority, as lessee, Hammond and DMS, as lessor, dated as of June 30, 1989, as the same has been or may hereafter be amended or modified.

          "Project" has the meaning set forth in the Development Agreement.

          "Real Estate Taxes" means and includes all ad valorem real property taxes and assessments levied upon or with respect to (or, if any such levy is upon or with respect to a parcel of real estate and improvements thereon of which the Improvements are a part, then the portion thereof properly allocable and relating to) the Improvements, or any part thereof, and all taxes, levies and charges which may be levied or imposed by any governmental authority in replacement of, in lieu of, or in addition to ad valorem real property taxes, in whole or in part, including but not limited to a state or local option tax designed for property tax relief purposes, or a license or franchise fee measured by rents received from the Improvements, or otherwise measured or based upon the Developer's or the Port Authority's interest in the Improvements.

          "Redevelopment Parcel" has the meaning set forth in the Development Agreement.

          "Sublease" means the lease entered into or to be entered into by and between the Commission and the Developer pursuant to which the Commission has subleased or will sublease the Redevelopment Parcel to the Developer, as the same has been or may hereafter be amended.

          "Taxes" means all Real Estate Taxes, personal property taxes, special and general assessments, water and sewer service charges, licenses and permit fees, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, which may be assessed, levied, or become due and payable or a lien with respect to the Improvements, or any part thereof.

          "Term" means the Initial Period together with all Extension Periods.

          "Trust Indenture" means the Trust Indenture among DMS, the Port Authority and the Trustee, as Trustee, dated as of June 30, 1989, as the same has been or may hereafter be amended.

          "Trustee" has the meaning set forth in the Development Agreement.

          "Utility Expenses" means and includes all charges relating to the providing of water, steam, heat, cooling, gas, electricity, light, sewer, telephone, television, telecommunications, trash collection and other similar services furnished to all or any part of the Improvements during the Term.

                                  ARTICLE II

                                     GRANT

          SECTION 2.01. Rights Granted. The Port Authority hereby grants to the Developer and the Developer hereby accepts from the Port Authority the following rights as a license coupled with an interest, all upon and subject to the terms, conditions, covenants and provisions hereof: (a) the non-exclusive, but with priority over other watercraft operating in the Hammond Marina, right to navigate the Boat within those portions of Lake Michigan and the Hammond Marina over which the Port Authority has jurisdiction; (b) the right to construct, maintain, alter, replace, operate and use the Docking Facilities and other Improvements within that portion of the Hammond Marina over which the Port Authority has jurisdiction; and (c) the exclusive right to dock and moor the Boat at the Docking Facilities.

          SECTION 2.02. PARKING. The Port Authority agrees to allow the Developer exclusive use of all of the area in the Hammond Marina parking lot located to the east of the current entrance drive to the Hammond Marina during the period outside of the local boating season (March 15 to October 31) for the vehicular parking of the Developer's patrons and employees; provided, that the Developer shall provide the Port Authority with sufficient space to utilize one boat launch ramp at all times during such period.

          SECTION 2.03. Rights Limited. The rights granted to the Developer hereunder are subject to the following:

          (a) The lien of all Real Estate Taxes, all general and special assessments and all other governmental dues, charges and impositions not delinquent, if any;

          (b)  The lien, terms, conditions and provisions of the Trust
Indenture;

          (c)  The terms, conditions, and provisions of the Ground Lease;

          (d)  The terms, conditions and provisions of the Port Authority Lease;

          (e) All rights, title and interests of the United States of America, the State of Indiana and any political subdivision of the State of Indiana, other than the Port Authority, that has jurisdiction over the use of the Hammond Marina;

          (f) All applicable restrictions, rules and regulations promulgated by the Port Authority with respect to the use of the Hammond Marina that are not inconsistent with the rights granted to the Developer hereunder;

          (g) All applicable governmental restrictions, laws, ordinances, rules and regulations; and

          (h) The rights expressly reserved by the Port Authority in this Agreement.

          SECTION 2.04. Nature of Rights Granted to the Developer. The rights granted to the Developer in Sections 2.01 and 2.02 shall be deemed to be coupled with an interest and, subject to the provisions of Section 2.03 and Article XVII, irrevocable during the Term.

          SECTION 2.05. "AS IS" Condition. Except as provided in Section 2.06, the Port Authority grants the rights set forth herein to the Developer and the Developer accepts such rights "AS IS, WHERE IS" and without warranty of any kind as to condition, fitness for the Developer's purposes or otherwise.

          Section 2.06. Enjoyment. The Port Authority covenants and agrees that the Developer, upon observing all covenants and agreements to be kept, observed or performed by it hereunder, shall at all times during the Term have the benefit of and ability to exercise the rights granted to the Developer in Sections 2.01 and 2.02, without hindrance from the Port Authority or anyone claiming by, through or under the Port Authority, subject to matters which this Agreement is subject as provided in the foregoing Section 2.03 and to the rights expressly reserved to the Port Authority in this Agreement. In the event an adverse claim is made against the rights granted to the Developer hereunder by someone not claiming by, through or under the Port Authority or included within the matters to which this Agreement is subject as provided in Section 2.02, the Port Authority shall not be in default hereunder, if it cooperates with the Developer in the defense of such adverse claim and takes all reasonable affirmative action to preserve the Developer's rights hereunder. The Port Authority represents and warrants to the Developer that, as of the date hereof, the Port Authority has not received notification from any governmental authority that the Hammond Marina or the operation thereof is in violation of any Environmental Laws.

                                  ARTICLE III
                                  -----------

                       PORT AUTHORITY'S RESERVED RIGHTS
                       --------------------------------



          Section 3.01. General. The Port Authority hereby reserves all rights in and to the Hammond Marina not expressly granted to the Developer hereunder, including, without limitation, the right to grant to any other person or party the non-exclusive right to operate and store boats and other watercraft in and around the Hammond Marina and adjacent portions of Lake Michigan other than in those areas in which the Developer has been granted exclusive rights.

                                  ARTICLE IV
                                  ----------

                                     TERM
                                     ----

          Section 4.01. Term. The effective period of this Agreement (the "Initial Period") shall commence on June 21, 1996 (the "Commencement Date") and shall end at 11:59 p.m. Hammond time on the fifth (5th) anniversary of the License Date, and shall be irrevocable during such period, unless sooner terminated as provided herein.

          Section 4.02. Extension Periods. The effective period of this Agreement shall be automatically extended for periods equal to each renewal period of the License granted to the Developer by the Gaming Commission (each such extension period being referred to herein as an "Extension Period"); provided, that the total Term shall not exceed seventy-five (75) years.

          Section 4.03. Holding Over. In the event the Developer shall continue to exercise the rights granted to it hereunder after the expiration or earlier termination of the Initial Period or any Extension Period, as applicable, then such conduct on the part of the Developer shall be deemed an "Event of Default" under Section 17.01 of this Agreement, and the Port Authority shall have all rights and remedies set forth in Section 17.03 hereof.

                                   ARTICLE V
                                   ---------

                                 CONSIDERATION
                                 -------------

          Section 5.01. Passenger Payment. Commencing with the calendar year or partial calendar year in which the Boat is placed in operation, and continuing for each succeeding calendar year or partial calendar year of the Term thereafter, the Developer shall pay to the Port Authority a passenger payment ("Passenger Payment") in an amount equal to One Dollar ($1.00) multiplied by the number of passengers that enter and exit the Boat ("Embarking Passengers") during such calendar year or partial calendar year. For purposes of this
Section 5.01, the number of Embarking Passengers shall be determined in the same manner that the number of persons is determined for purposes of computing the admissions tax imposed upon licensed owners pursuant to Chapter 12 of the Act.

          Concurrently with each payment of admissions taxes required to be made to the State pursuant to Chapter 12 of the Act, the Developer shall make a corresponding deposit in an amount equal to the Passenger Payment for the same time period covered by the payment of admissions taxes into an account established by the Developer and invested as directed by the Port Authority from time to time (the "Holding Account"). On Wednesday of each week, the Developer shall transfer the entire Holding Account balance, representing all deposits by the Developer for the immediately preceding week plus interest accrued thereon, by wire transfer to an account designated by the Port Authority. On the 15th day of each month during the Term the Developer shall deliver to the Port Authority a detailed statement setting forth the number of Embarking Passengers on each day and the calculation of the Passenger Payment for the immediately preceding month (the "Monthly Statement"). Each Monthly Statement shall be prepared in accordance with generally accepted accounting principles, consistently applied, and in accordance with the requirements and definitions contained in this Agreement, and shall be certified by a principal financial officer of the Developer to be true, correct and complete and consistent with the pertinent information submitted to the Gaming Commission on Form RG-1. In addition, at the time that the Passenger Statement for any calendar year or partial calendar year is submitted by the Developer to the Port Authority pursuant to Section 5.02 hereof, the Developer shall make a final installment of the Passenger Payment in an amount equal to the difference between the total Passenger Payment, as computed and stated in the Passenger Statement, and the sum of the installments of the Passenger Payment made by the Developer to the City for such calendar year or partial calendar year.

          The terms and conditions of the Passenger Payment described in this
Section 5.01 shall replace and supersede the per capita embarkation fee set forth in Section 2.03(b) of the Clipper Lease.

          Section 5.02. Accounting for Passenger Payment. The Developer shall keep and make available to the City and the Port Authority complete and accurate records of the number of Embarking Passengers for each calendar year and partial calendar year during the Term (in the form and to the extent required to be supplied to or reviewed and audited by the Gaming Commission). Commencing in the calendar year or partial calendar year in which the Boat is placed in operation and for each calendar year and partial calendar year of the Term thereafter, the Developer shall submit a statement to the City and the Port Authority on or before the last day of the following March stating the number of Embarking Passengers on each day for the immediately preceding calendar year or partial calendar year and showing the computation of the Passenger Payment for such immediately preceding calendar year or partial calendar year (the "Passenger Statement"). In addition, the Developer shall submit to the City and the Port Authority with the Passenger Statement, any audits or other reports required to be submitted by the Developer to the Gaming Commission or prepared by or on behalf of the Gaming Commission and received by the Developer relating to Embarking Passengers that constitute public records and records of any correction to the number of Embarking Passengers made by the Developer and reported to the Gaming Commission. Each Passenger Statement shall be prepared in accordance with generally accepted accounting principles, consistently applied, and in accordance with the requirements and definitions contained in this Agreement and shall be certified by a principal financial officer of the Developer to be true, correct and complete. The Port Authority may, at any time on or before the later of thirteen (13) months after the end of a calendar year or one (1) year after receipt of a Passenger Statement and at the Port Authority's sole cost and expense, cause a comparison to be made of the Passenger Statement to the forms, reports and information published or released by the Gaming Commission, including any corrections thereto, that relate to the number of Embarking Passenger or the payment of admission taxes. The Developer shall cooperate with the Port Authority and provide the Port Authority with copies of all such forms, reports and information that are nonconfidential or classified as public records. The Port Authority may cause such comparison to be made by such persons as the Port Authority may determine in its sole discretion. If such comparison shows that the Passenger Payment shown on the Passenger Statement is understated, the Developer shall within seven (7) days pay the amount of such understatement to the Port Authority. If such comparison shows that the Passenger Payment shown on the Passenger Statement understates the actual Passenger Payment by more than three percent (3%) of such actual Passenger Payment, then the fees and expenses for such comparison shall be paid by the Developer. Otherwise, the fees or expenses for such comparison shall be paid by the Port Authority.

If such comparison shows that the Passenger Payment shown on the Passenger Statement overstates the actual Passenger Payment then such overstated amount shall be an offset to the Passenger Payment obligations of the Developer set forth in Section 5.01, and shall be credited against future installments of the Passenger Payment or in the event there are no future installments of the Passenger Payment payable by the Developer, such overstated amount shall be refunded to the Developer within seven (7) days after such comparison is concluded.

          Section 5.03. Marina Payments. The Developer shall pay to the Port Authority, for deposit with the Trustee, any and all certified shortfalls, if any, from time to time in the debt service owed and payable for the certificates of participation issued and outstanding pursuant to the Trust Indenture (the "Certificates") that become due and payable after the execution of the Development Agreement by the Developer, the City and the Commission (the "Shortfall"); provided, that the Developer shall have no obligation to pay (i) any amounts necessary to cure any other default under the Trust Indenture or
(ii) any shortfall created as a result of any payment of a portion of the Passenger Payment to the Water Department by the Port Authority. The Developer shall deliver to the Port Authority, not less than thirty (30) days prior to a Certificate payment date, that amount certified by the Trustee to represent the anticipated Shortfall on such Certificate payment date. Any payment made by the Developer after the date of execution of this Agreement by the Developer and the Port Authority pursuant to this Section 5.03 shall be credited against the obligations of the Developer to make the Passenger Payment pursuant to Section
5.01 of this Agreement.  In connection with the Development Agreement and this
Section 5.03, the Developer hereby certifies that it has made all payments of certified shortfalls in the debt service owed and payable for the Certificates, that became due and payable prior to the execution of the Development Agreement by the Developer, the City and the Commission, and the Port Authority hereby certifies that it has received all such payments. The Developer may, at any time on or before the later of one (1) year after the payment of any Shortfall and at the Developer's sole cost and expense, cause an examination to be made of all financial books and records of the Port Authority or books and records of the Trustee to which the Port Authority has access relating to any such Shortfall for the calendar year or partial calendar year to which such payment applies; provided, the Developer shall notify the Port Authority not less than five (5) days prior to commencing any such examination. The Developer may cause such examination of all such financial books and records relating to any Shortfall payment or the computation thereof to be made by such persons as the Developer may determine in its sole discretion.

          Section 5.04. Slip Fees. (a) The Developer shall pay to the Port Authority an amount equal to the aggregate of the annual rental then being charged by the Port Authority for each boat slip that is removed or taken out of operation as a result of, or in connection with, the construction of the Docking Facilities and/or the operation of the Boat multiplied by the number of each such type of boat slip that is removed or made inoperational; provided, that such annual rental amounts shall be the same as the annual rental amounts charged to other users of similar boat slips by the Hammond Marina.

          (b) The Port Authority shall keep and make available to the Developer complete and accurate records of (i) the number and type of boat slips removed or taken out of operation as a result of, or in connection with, the construction of the Docking Facilities and/or the operation of the Boat, and
(ii) the annual rental amount for each boat slip and the calculation of the aggregate of the annual rentals to be paid pursuant to Section 5.04(a) for each calendar year and partial calendar year during the Term. No later than January 1, 1997, Port Authority shall submit a statement to the Developer stating the number and type of boat slips removed or taken out of operation (the "Removal Statement"); and at least thirty (30) days prior to the date any slip rental payment is due, the Port Authority shall submit a statement to the Developer stating the annual slip rentals and the calculation of the amount due to be paid to the Port Authority pursuant to Section 5.04(a) (the "Slip Rental Statement"). Each slip rental payment shall be due thirty (30) days after the receipt of the Slip Rental Statement therefore. The Developer may, at any time on or before one
(1) year after receipt of any Slip Rental Statement and at the Developer's sole cost and expense, cause an examination to be made of all financial books and records for the calendar year or partial calendar year to which such Slip Rental Statement applies; provided, that the Developer shall notify the Port Authority not less than five (5) days prior to commencing such examination. The Developer may cause such examination of all such financial books and records relating to Slip Rental Statements or the computation of the amount to be paid to the Developer pursuant to Section 5.04(a) to be made by such persons as the Developer may determine in its sole discretion; provided, that in the event the Developer takes the position that the actual amount required to be paid to the Port Authority pursuant to Section 5.04(a) has been overstated in any Slip Rental Statement, the Port Authority may require that an audit be made by a nationally-recognized accounting firm selected by the Port Authority and the results of such audit shall be conclusive. If such audit (or the examination if an audit is not required by the Port Authority) shows that the actual amount required to be paid to the Port Authority pursuant to Section 5.04(a) is less than the amount shown in the Slip Rental Statement and paid by the Developer, the Port Authority shall within thirty (30) days refund the amount of such overpayment to the Developer. If such audit (or the examination if an audit is not required by the Port Authority) shows that the actual amount required to be paid to the Port Authority pursuant to Section 5.04(a) is less than the amount shown in the Slip Rental Statement (as determined by such audit or examination, as the case may be) by more than three percent (3%) of such actual payment amount, then the fees and expenses for such audit or examination, as the case may be, shall be paid by the Port Authority. Otherwise, the fees and expenses for such audit or examination shall be paid by the Developer. If such audit (or the examination if an audit is not required by the Port Authority) shows that the actual amount required to be paid to the Port Authority pursuant to Section 5.04(a) is more than the amount shown on the Slip Rental Statement and paid by the Developer, then the amount of such underpayment shall be paid by the Developer to the Port Authority within thirty (30) days.

          (c) At such time as the Certificates have been defeased and are no longer outstanding under the Indenture, the monies held in the custody account established and held by NBD Bank, N.A., as custodial agent, pursuant to Section 5(d) of the Memorandum of Understanding and Consent dated October 13, 1995, by and between the Port Authority and DMS, as lessor representative (representing a deposit of two years of slip rental payments) shall be paid to the Developer within thirty (30) days unless such deposit is required under the terms of a refinancing of the Certificates, provided that in such event the deposit shall be returned to Developer by July 1, 2014, unless sooner applied or returned.

          Section 5.05. Compliance With Development Agreement. Port Authority acknowledges that to the extent the Developer makes payments pursuant to and in accordance with the provisions of Sections 5.01, 5.03 and 5.04 of this Agreement, such payments shall constitute compliance with Sections 10.03, 10.04 and 10.05 of the Development Agreement and with any corresponding provisions of the Clipper Lease and the Clipper Removal Agreement. Further, the Port Authority agrees not to seek from the Developer and the Developer shall not be obligated to pay any additional consideration or financial commitments for the rights granted to the Developer in this Agreement, the Development Agreement, the Clipper Lease or the Clipper Removal Agreement that are not expressed in this Agreement, the Development Agreement, the Clipper Lease or the Clipper Removal Agreement or any other written agreement.

                                  ARTICLE VI
                                  ----------

                                      USE
                                      ---

          Section 6.01. Permitted Uses. The Developer shall use the Hammond Marina and the Improvements for the purposes set forth in Sections 2.01 and
2.02. No other uses of the Hammond Marina or the Improvements shall be permitted without the prior written consent of the Port Authority.

          Section 6.02. Compliance With Laws, Insurance Policies. During the Term, the Developer, at its expense, shall observe and comply with all Applicable Laws, and with all orders, rules and regulations of the National Board of Fire Underwriters, the Indiana Board of Fire Underwriters, or any other body or bodies exercising similar functions, affecting the Hammond Marina, or any part thereof, or the construction of the Improvements or the use or manner of use of the Hammond Marina or the Improvements, and the Developer shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may be-necessary to achieve such compliance or imposed because of any failure of compliance by the Developer. The Developer, at its expense, shall have the right to contest by appropriate legal proceedings, the validity or application of any Applicable Laws or order, rules or regulation, of the nature referred to in this Section 6.02. If compliance with any such Applicable Law, order, rule or regulation may be delayed pending the prosecution of any such proceeding, the Developer may delay such compliance until a final determination of such proceeding.

          Section 6.03. Negative Covenants. The Developer shall not (a) cause or permit any nuisance (public or private) to occur or exist in or upon the Hammond Marina, (b) permit the use of the Hammond Marina for any lewd or lascivious purpose, (c) commit any act or take any action that would constitute a breach of or default under the Clipper Lease, the Clipper Removal Agreement, the Ground Lease, the Port Authority Lease or the Trust Indenture, or (d) place any vending machine or similar equipment in or on the Hammond Marina.

          Section 6.04.  Hazardous Substances.

          (a) Developer shall not permit any Hazardous Substances to be dumped, discharged, disposed of or released on, in or about the Hammond Marina or Lake Michigan except to the extent permitted by and in compliance with Applicable Laws.

          (b) The Developer shall not place or install any underground storage tanks on or in the Hammond Marina or Lake Michigan. The Developer shall not permit any Hazardous Substances to be placed, held, located, disposed of or released on or in the Hammond Marina or the Improvements, other than (i) Hazardous Substances of a nature and in amounts normally present in or on, or used in connection with the operation of, the Boat and commercial and retail facilities of the type similar to the Improvements and (ii) to the extent permitted by and in compliance with all Applicable Laws. To the extent any Hazardous Substances permitted to be placed, held, located or disposed of on or in the Hammond Marina or the Improvements are regulated by any Environmental Laws, the Developer shall place, hold, locate and/or dispose of such Hazardous Substances in strict compliance with any and all such Environmental Laws.

          (c) If the Developer has knowledge of or receives any notice of (i) the release, spill, discharge or emission of any Hazardous Substance on, in or about the Hammond Marina or the Improvements or otherwise into the environment (including, without limitation, ambient air, surface water, groundwater or land (a "Hazardous Discharge")) or (ii) any inquiry, complaint, order, citation or notice with regard to any Hazardous Discharge (an "Environmental Complaint") from any person or entity, including, without limitation, the United States Environmental Protection Agency and the Indiana Department of Environmental Management or any successor agency, the Developer shall give immediate notice thereof to the Port Authority disclosing full details of the Hazardous Discharge or Environmental Complaint, as applicable.

          (d) In the event that any Hazardous Substances are leaked, spilled, disposed of or released on or in the Hammond Marina or the Improvements during the Term as a result of the acts or omissions of the Developer or any employee, guest, invitee, supplier, vendor, contractor or agent of the Developer, the Developer shall

(i) notify the Port Authority, (ii) report, remediate and dispose of such Hazardous Substances to the extent required by and in compliance with all Applicable Laws, and (iii) take whatever actions are reasonably necessary to protect the general public and environment from immediate injury or damage resulting from such Hazardous Substances. At the conclusion of the remediation and disposal required under this Section 6.04, the Developer shall cause an environmental engineer acceptable to the Port Authority to issue a statement to the Port Authority that all actions required by this Agreement or Applicable Laws to be taken with respect to such Hazardous Substances have been taken and completed and, to the knowledge of the environmental engineer after reasonable investigation and inquiry, there is no violation of Applicable Laws with respect to such Hazardous Substances.

          Section 6.05. Port Authority agrees to perform all obligations of the Port Authority under the Ground Lease, the Port Authority Lease, the HPA Footprint Sublease, the HPA Parking Lease and the Trust Indenture except for those the Developer is expressly required to perform or discharge by the terms of this Agreement.

                                  ARTICLE VII
                                  -----------

                                 IMPROVEMENTS
                                 ------------

          Section 7.01. Commencement And Completion Of Construction. The Developer shall construct the Improvements in accordance with and upon and subject to all the terms and conditions of the Development Agreement regarding such construction. Except as expressly set forth in Section 28.01 of this Agreement, the Developer is prohibited from making or constructing any improvements, structures or facilities on or in the Hammond Marina other than those set forth In the Development Agreement without the City's and the Port Authority's prior written consent.

           Section 7.02. Governmental Approvals. The Developer shall, at Its expense, timely procure all approvals, permits or consents from all governmental authorities having jurisdiction required to be obtained for the operation of the Boat in Lake Michigan and the Hammond Marina and the construction of the Improvements. The Developer shall have the right to make any necessary applications for zoning approvals or variances in connection. with the construction, operation and use of the Improvements and the Port Authority hereby consents to the filing of such approvals by the Developer.

          Section 7.03. Title To Improvements. The Improvements shall be the property of the Developer during the Term, but shall become the property of the Port Authority upon the expiration of the Term or earlier termination of this Agreement.

          Section 7.04. Refinancing Of Bonds. The Developer agrees to cooperate with the Port Authority to refinance the certificates of participation issued and outstanding pursuant to the Trust Indenture in the event the Port Authority determines to refinance such certificates of participation; provided, that the refinancing will not create any additional financial burden to the Developer or result in material cost or expense to the Developer.

                                 ARTICLE VIII
                                 ------------

                          ASSIGNMENT AND ENCUMBRANCES
                          ---------------------------

          Section 8.01. Assignments And Subleases. Except as hereafter expressly provided in this Section 8.01, the Developer shall not assign, sell or transfer this Agreement or any rights granted to the Developer hereunder or title to the Improvements or any interest therein or sublease all or any part of the Improvements (a "Transfer") without the prior written consent of the Gaming Commission; provided, that in no event shall the Developer assign, sell or transfer this Agreement or any rights granted to the Developer hereunder or title to the Improvements or any interest therein or sublease all or any part of the Improvements to any person or entity that does not hold a License in accordance with the Act; and provided further, that the Developer shall not assign, sell or transfer this Agreement or any rights granted to the Developer hereunder or title to the Improvements or any interest therein or sublease all or any part of the Improvements to any person or entity that has not executed a written assignment and assumption agreement whereby the Developer's obligations under this Agreement, the Development Agreement and the Sublease are assigned to and assumed by such person or entity upon terms reasonably acceptable to the Port Authority, the City and the Commission. Any assignment or transfer by operation of law (voluntary or involuntary), merger, conversion or reorganization, any assignment or transfer to a receiver or trustee in any federal or state bankruptcy, insolvency or other proceeding or any change in control of the Developer or of any entity controlling the Developer shall constitute a Transfer for purposes of this Agreement. For purposes of this
Section 8.01, "control" means the power to direct the management and policies of the Developer, directly or indirectly, whether through the ownership or control of fifty percent (50%) or more of the shares or other equity or beneficial interest or power to vote the same, or by the partnership or trust agreement or other instrument or contract or otherwise; and the term "controlling" has the meaning correlative to the foregoing. The Developer shall provide the Port Authority with at least one hundred twenty (120) days written notice prior to making any actual written request to the Gaming Commission to make a Transfer.

          Section 8.02. Encumbrances. The Developer shall have no right to mortgage, pledge, hypothecate or otherwise encumber this Agreement or its rights or interests under this Agreement or title to or interests in the Improvements or any part thereof.

          Section 8.03. General. In the event of a permitted Transfer in accordance with the provisions of this Article VIII and the corresponding assumption by such transferee of all duties and obligations to be performed or observed by the Developer hereunder, the Developer shall no longer be responsible for the future performance or observance of such duties or obligations.

                                  ARTICLE IX
                                  ----------

                          TAXES AND UTILITY EXPENSES
                          --------------------------

          Section 9.01. Payment Of Taxes And Utility Expenses. The Developer shall pay and discharge punctually, as and when the same shall become due and payable (except as otherwise provided in Section 9.02):

          (a) all Taxes which are assessed with respect to the Improvements, or any part thereof, or any appurtenances or equipment thereon owned by or leased to the Developer for any calendar year (or part thereof) within the Term, together with all interest and penalties thereon;

          (b) all Taxes which are payable on or with respect to the Developers personal property and the Developer's business or operations; and

          (c)  all Utility Expenses-commencing with the first day of the Term.

          The Developer shall be deemed to have complied with the covenants of this Section 9.01 if payment of Taxes and Utility Expenses shall have been made either within any period allowed by applicable law before the same shall become a lien upon the Improvements; or, if the Tax or Utility Expense constitutes a lien before it is due and payable, then, before any penalty or interest is assessed with respect thereto. The Developer shall furnish the Port Authority with satisfactory evidence of payment of Real Estate Taxes and any other payment hereunder if requested to do so by the Port Authority in writing.

          Section 9.02. Proration Of Real Estate Taxes. Real Estate Taxes assessed for the calendar years in which the Term commences and ends shall be paid by the Developer. The Developer shall pay on the date of termination of this Lease all Real Estate Taxes due and payable during the calendar year in which the Term ends and its prorata share of all Real Estate Taxes assessed for the calendar year in which the Term ends based upon the number of days of the Term in such calendar year. If the amount of such Real Estate Taxes is not then determined, the most recently available tax rates and assessed valuations shall be used in determining the amount to be paid under this Section 9.02.

          Section 9.03. Right To Contest. The Developer shall have the right to contest all Taxes and Utility Expenses referred to in Section 9.01 by appropriate legal proceedings, or in such other manner as it may deem appropriate. Such legal proceedings shall include any and all appropriate appeals or other proceedings and appeals from orders, judgments or decrees so long as the same are sufficient to prevent a foreclosure sale. The Developer shall conduct all such proceedings at its expense. The Port Authority shall execute all documents reasonably required for such proceedings. The Developer shall reimburse the Port Authority for any costs or expenses incurred by the Port Authority in connection therewith. Notwithstanding the foregoing, the Developer shall pay any such Taxes or Utility Expenses prior to the time the Improvements (or any part thereof) shall become subject to sale upon foreclosure of the lien therefor.

          Section 9.04. Distribution Of Overpayment. If there shall be any refunds or rebates on account of Taxes or Utility Expenses paid by the Developer under the provisions of this Lease, such refund or rebate shall belong to the Developer, whether or not received by the Port Authority during or after the Term. Any refunds so received by the Port Authority shall be deemed to be received by the Port Authority in trust for the Developer and shall be paid to the Developer as its interest appears within ten (10) days of receipt. The Port Authority will, upon request of the Developer, sign any receipts which may be necessary to secure the payment of any such refund or rebate.

                                   ARTICLE X
                                   ---------

                     MAINTENANCE, REPAIRS AND ALTERATIONS
                     ------------------------------------

          Section 10.01. Maintenance And Repair By The Developer. The Developer shall at all times during the Term, at its expense, keep and maintain or cause to be kept and maintained the Improvements in a first-class, clean and safe condition and repair and in compliance with all Applicable Laws, including, without limitation, the making of all necessary structural repairs and replacements. The Port Authority shall not be required to furnish any services or facilities or to make any improvements, repairs or alterations in or to the Improvements during the Term.

          Section 10.02. Alterations. After initial construction of the Improvements, the Developer shall not make, construct or install any alterations, changes, replacements, improvements or additions to all or any portion of such Improvements that affect the structural integrity or exterior appearance of such Improvements without the prior written consent of the City and the Port Authority. Further, the Developer shall not construct any Improvements other than the Docking Facilities and related Infrastructure Facilities on or in the Hammond Marina without the City's and the Port Authority's prior written consent.

                                  ARTICLE XI
                                  ----------

                       MECHANICS' LIENS; INDEMNIFICATION
                       ---------------------------------

          Section 11.01. Mechanics' Liens. The Developer shall promptly after the filing thereof discharge of record, bond over or insure over, at the Developees expense, any mechanics', materialmen's or other lien, or notice of intention to file any such lien, filed against the Improvements or any real estate upon which the Improvements are constructed; provided, that the Developer shall have the right to contest the validity of any such lien in any manner permitted by law so long as the Developer (a) shall provide to the Port Authority title insurance, an indemnity, bond or other assurance or security reasonably satisfactory to the Port Authority; and (b) shall thereafter diligently proceed to cause such lien or notice of intention to file a lien to be removed and discharged. If the Developer shall fail to so discharge, or to seek to discharge, any such lien or notice of intention to file a lien, then the Port Authority may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or in such other manner as is or may be permitted by law, and the Developer shall reimburse and indemnify the Port Authority with respect thereto.

          Section 11.02. Indemnification By The Developer. The Developer agrees, at the sole cost and expense of the Developer, to protect, defend, indemnify and save harmless the Port Authority from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, and other costs and expenses (including, without limitation, reasonable attorneys' fees, reasonable compensation for preparing and attending depositions or serving as a witness where not named as a defendant, court costs and litigation expenses), imposed upon or incurred by or asserted against the Port Authority by reason of, arising out of or pertaining to: (a) the Developer's possession, use or control of the Hammond Marina or the Improvements or any part thereof during the Term, (b) any condition of the Improvements or any part thereof during the Term, (c) the occurrence of any Event of Default, or (d) any willful or negligent act or omission of the Developer, or any of its agents, contractors, licensees, subtenants or its or their employees, customers or invitees. In any circumstance where the Developer is obligated under this Agreement to indemnify the Port Authority, the Developer shall have the right to undertake, conduct, and control, through counsel of its choosing, reasonably acceptable to the Port Authority, and at the sole expense of the Developer, the conduct and settlement of such matter, and the Port Authority shall cooperate therewith; provided, however, that (w) the Developer shall not thereby permit to exist any lien, encumbrance, or other adverse change upon the assets of the Port Authority, (x) the Developer shall not thereby consent to the imposition of any injunction against the Port Authority without the consent of the Port Authority, (y) the Developer shall permit the Port Authority to participate in such dispute or the settlement thereof through counsel chosen by the Port Authority, but the fees and expenses of such counsel shall be borne solely by the Port Authority, and
(z) the Developer shall agree promptly to reimburse the Port Authority for the full amount of the obligations due hereunder. If the Port Authority reasonably believes that counsel selected by the Developer has a conflict of interest by reason of asserting or threatening to assert a limitation on or defense to the indemnification obligation of the Developer or otherwise or a conflict of interest arises between the Developer and the Port Authority, then the Port Authority may select new, independent counsel, reasonably acceptable to the Developer, who shall represent the Port Authority at the sole cost and expense of the Developer. The Developer shall specify any claimed limitations on or defenses to its indemnification obligation upon the Port Authority's request therefor. So long as the Developer is contesting any such matter in good faith and the operations or assets of the Port Authority are not in any way impaired, the Port Authority may not pay or settle any such action or suit without the consent of the Developer unless it chooses to waive its rights to reimbursement and indemnification hereunder. Notwithstanding the foregoing, the Port Authority shall have the right to pay or settle any such action or suit, provided that in such event the Port Authority shall waive any right to indemnity therefore. However, if the Developer is obligated, but ceases to contest such matter in good faith, then the Port Authority may pay or settle such action or suit and obtain reimbursement from the Developer.

          Developer's indemnification obligations hereunder shall be in addition to any and all other obligations the Developer may have to the Port Authority under any other agreement, at law or in equity, and shall survive the expiration of the Term or earlier termination of this Agreement and any transfer by the Port Authority of its interests in the Hammond Marina and/or Improvements.

                                  ARTICLE XII
                                  -----------

                                   INSURANCE
                                   ---------

          Section 12.01. Liability Insurance. The Developer shall maintain and keep in force at all times during the Term, at its sole cost and expense, the insurance required to be maintained by the Developer pursuant to the Development Agreement.

          Section 12.02. Proof Of Insurance. The Developer shall deliver copies of the insurance policies showing the insurance required by this Article XII to the Port Authority on or before the date of execution of this Lease, and thereafter a copy of each replacement policy shall be provided not less than sixty (60) days prior to the expiration of the policy being replaced. Each such policy referred to in this Article XII shall contain a provision providing that the policy shall not be canceled, not renewed or materially amended without sixty (60) days prior written notice to the Port Authority.

          Section 12.03. Adjustment in Insurance. If, after the Initial Term, and no more frequently than every five years thereafter, by reason of changed conditions or by reason of experience the Port Authority reasonably determines that the insurance amounts referred to in the foregoing Section 12.01 are inadequate, the Developer shall, at the request of the Port Authority, increase the amounts of such insurance carried to the extent appropriate for a like facilities under like circumstances. In the event that it shall become customary for operators of similar facilities to maintain types or coverages of insurance other than those required to be maintained by the Developer under this Article XII, the Developer shall maintain such other types of coverages of insurance upon the written request of the Port Authority so long as such types or coverages of insurance can be obtained by the Developer at reasonable cost.

          Section 12.04. Waiver Of Subrogation. The Developer and the Port Authority waive all rights against each other and against those for whom the other is legally liable for all losses covered by insurance provided under this
Article XII to the extent the limits of such insurance are adequate to cover such losses, it being the intent of this provision to allocate all risk of such loss to such insurance; provided, however, that this waiver shall not be effective if it would preclude or prejudice the right of the Port Authority or the Developer to recover under such insurance policy. If the policies of insurance provided for under this Article XII require an endorsement to provide for continued coverage where there is a waiver of subrogation, the Developer shall cause such policies to be so endorsed.

          Section 12.05. Insurance Proceeds. The proceeds of all policies of insurance on the Improvements maintained pursuant to Section 12.02 shall be used as a trust fund toward the repair, replacement or rebuilding of the Improvements. Accordingly, all insurance proceeds for damage to the Improvements paid to the Developer and/or the Port Authority under such policies shall be held by or delivered to the Developer in trust for the payment of the costs of repairing, replacing and rebuilding the Improvements. If such insurance proceeds shall exceed the cost of repairing, replacing or rebuilding the Improvements, the balance remaining after payment of such costs shall be the property of and shall be paid to the Developer. The Port Authority shall cooperate fully with the Developer in collecting such insurance proceeds and shall execute and deliver, as requested by the Developer, any and all proofs, receipts, releases and other instruments as may be appropriate for such purpose.

          Section 12.06. General Provisions. In the event the Developer shall fail or refuse to obtain any insurance required by this Article XII, the Port Authority, in addition to any other rights the Port Authority may have under this Lease or at law or in equity, shall have the option to obtain such insurance. The cost of such insurance shall constitute an additional charge payable by the Developer to the Port Authority immediately upon demand.

                                 ARTICLE XIII
                                 ------------

                                  DESTRUCTION
                                  -----------

          Section 13.01. The Developer's Obligation to Repair. If at any time during the Term the Improvements shall be destroyed or damaged by fire or other cause, the Developer shall cause the same to be repaired, replaced or rebuilt within a period of time which, under all prevailing circumstances, shall be reasonable. In the repair, replacement or rebuilding of all or any portion of the Improvements hereunder, the Developer shall repair, replace or rebuild the Improvements so damaged or destroyed to the condition in which they existed immediately before such damage or destruction, subject to all then Applicable Laws affecting the same. If the net insurance proceeds payable in respect of any such damage or destruction shall be insufficient to pay the entire cost of such repair, replacement or rebuilding, the Developer shall provide for the deficiency. In such event, the time within which the Developer shall be required to commence and complete its obligations hereunder shall include a reasonable time to obtain and close the necessary commitments for equity financing to cover the deficiency.

          Section 13.02. No Abatement. In no event shall any charges due from the Developer to the Port Authority hereunder abate in the event of such damage or destruction.

                                  ARTICLE XIV
                                  -----------

                                 CONDEMNATION
                                 ------------

          Section 14.01. Total Condemnation. If at any time during the Term there shall be a total taking or a Constructive Total Taking of the Improvements in condemnation proceedings or by any right of eminent domain or by a conveyance in lieu thereof, this Agreement shall terminate on the date of such taking.

          Section 14.02. Proceeds Of Total Condemnation. In the event of any such total taking or Constructive Total Taking and the termination of this Agreement, the Condemnation Proceeds shall be apportioned and paid, to the extent available, in the following order of priority:

          (a) First, to the payment of costs and expenses, including (without limitation) court costs and reasonable attorneys' fees, incurred by the Port Authority and the Developer in connection with such taking;

          (b) Second, to the Developer an amount equal to the fair market value of the Improvements multiplied by a percentage, the numerator of which is a number determined by subtracting the number of full or partial calendar years that have passed between the Commencement Date and the date that possession of the Improvements are delivered to the condemning authority from twenty-five (25) and the denominator of which is twenty-five (25); and

          (c)  Any remaining balance shall be paid to the Port Authority.

Nothing herein contained shall impair the right of the Developer to the full award, compensation or damages payable as an award for loss of business or for moving expenses, as long as such award shall not reduce the amount of the award otherwise recoverable by the Port Authority from the condemning authority.

          Section 14.03. Partial Condemnation. In the event of a taking that is less than a Constructive Total Taking, this Agreement shall not terminate. The Condemnation Proceeds in such event shall be apportioned and paid, to the extent available, in the following order of priority:

          (a) First, to the payment of costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Port Authority and the Developer in connection with such taking;

          (b) The balance of the Condemnation Proceeds shall be paid in trust to the Developer to be disbursed and used for payment of the costs of repairing, replacing and rebuilding the Improvements in the manner then reasonably feasible as required by Section 14.04; and

          (c) The Condemnation Proceeds, if any, remaining after repair, replacement and rebuilding of the Improvements shall be paid to the Port Authority.

          Section 14.04. Restoration. In the event of a taking that is less than a Constructive Total Taking, the Developer shall proceed with due diligence to repair, replace and rebuild the remaining Improvements to their former condition as nearly as may be reasonably possible and in compliance with the requirements of the Development Agreement for the performance of the Work (as such term is defined in the Development Agreement). If the Condemnation Proceeds are insufficient to pay the entire cost of such repair, replacement and rebuilding, the Developer shall pay any such deficiency.

           Section 14.05. Temporary Condemnation. If, at any time during the Term, the whole or any part of the Improvements or the Developer's interest therein under this Agreement shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article shall not apply, and, except to the extent that the Developer may be prevented from so doing pursuant to the terms of the order of the condemning authority, the Developer shall perform and observe all of the other terms, covenants, conditions and obligations hereof to be performed and observed by it, as though such taking had not occurred. In the event of any such taking of the character referred to in this Section 14.05, the Developer shall be entitled to receive the entire amount of the Condemnation Proceeds paid for such taking, whether paid by way of damages, rent, costs of moving or restoration or otherwise, unless such period of temporary use or occupancy shall extend beyond the Term, in which case the Condemnation Proceeds shall be apportioned between the Port Authority and the Developer as of the date of termination of this Agreement. Upon the expiration of any such period of temporary use or occupancy during the Term, the Developer shall, at its expense, restore the Improvements as nearly as may be reasonably possible to the condition in which the same were immediately prior to such taking. If such period of temporary use or occupancy shall extend beyond the expiration of the Term, any portion of the Condemnation Proceeds received by the Developer as compensation for the cost of restoration of the Improvements shall be paid by the Developer to the Port Authority on the date of termination of this Agreement, and the Developer shall be thereby relieved of the obligation to perform such restoration.

          Section 14.06. Rights to Appear. The Port Authority and the Developer shall have the right to participate in any condemnation proceeding for the purpose of protecting their rights hereunder, and in this connection, specifically and without limitation, to introduce evidence to establish the value of or damage to the Improvements or any part thereof.

          Section 14.07. Limitation on Eminent Domain Powers. To the extent permitted by law, during the Term, the Port Authority shall not utilize any power of eminent domain or of the sovereign to take from the Developer any of its title to or rights in the Improvements.

                                  ARTICLE XV
                                  ----------

                                   MORTGAGES
                                   ---------

          Nothing herein shall be deemed to constitute a subordination to any mortgage of any rights that the Port Authority may have in and to the Hammond Marina or the Improvements or to require the Port Authority to execute any mortgage or agreement or instrument or take any action to effect any such subordination.


                                  ARTICLE XVI
                                  -----------

                         DEVELOPER'S RIGHT TO CURE THE
                         -----------------------------
                           PORT AUTHORITY'S DEFAULTS
                           -------------------------

          Section 16.01. Notices. The Port Authority shall give the Developer prompt written notice of (a) each notice of default given to the Port Authority by DMS under the Ground Lease or the Port Authority Lease, by the Trustee under the Trust Indenture or by the Commission under the HPA Footprint Sublease or the HPA Parking Lease, and (b) each notice of default given by the Port Authority to DMS under the Ground Lease or the Port Authority Lease or to the Commission under the HPA Footprint Sublease or the HPA Parking Lease. The Port Authority shall use its best efforts to require DMS, the Trustee and the Commission to provide direct notices of the Port Authority's defaults to the Developer. The Port Authority hereby represents that there are no uncured defaults or matters which, with the passage of time or the giving of notice, would ripen into defaults with respect to the HPA Footprint Sublease or the HPA Parking Lease, and that it has not received written notice of any default with respect to the Ground Lease, the Port Authority Lease, the Trust Indenture or any other agreements that would impact the ability of the Port Authority to perform its obligations hereunder.

          Section 16.02. Right to Cure. The Developer shall have the right to timely remedy or cause to be remedied the default which is the basis of any notice to the Port Authority that is received by the Developer pursuant to
Section 16.01; and the Port Authority shall advise DMS, the Trustee and the Commission that they should accept performance by the Developer as performance by the Port Authority. To the extent that Developer incurs reasonable costs in remedying or causing to be remedied any default by the Port Authority under the Trust Indenture, the Ground Lease, the Port Authority Lease or the HPA Sublease, such reasonable costs shall be credited against the obligations of the Developer to make the Passenger Payment pursuant to Section 5.01 of this Agreement. Nothing herein contained shall require the Developer to cure or undertake to cure any default of the Port Authority under the Trust Indenture, the Ground Lease, the Port Authority, the Port Authority Lease or the HPA Sublease.

          Section 16.03. No Termination of HPA Footprint Sublease. If for any reason the HPA Footprint Sublease is terminated by the Port Authority by legal proceedings or otherwise in accordance with the terms of the HPA Footprint Sublease, the Port Authority covenants and agrees that such termination of the HPA Footprint Sublease shall not result in a termination of the Sublease as it pertains to the real estate and interests in real estate subject to the HPA Footprint Sublease, and that such Sublease shall continue in full force and effect as a direct Sublease between the Port Authority and the Developer as it pertains to the real estate and interests in real estate subject to the HPA Footprint Sublease so long as the Developer is not in default thereunder for the duration of the term of the Sublease and any extensions thereof. The Port Authority shall, upon request, execute, acknowledge, and deliver such additional agreements evidencing and agreeing to the foregoing as the Developer may reasonably require.

          Section 16.04. No Termination of the HPA Parking Lease. If for any reason the HPA Parking Lease is terminated by the Port Authority by legal proceedings or otherwise in accordance with the terms of the HPA Parking Lease, the Port Authority covenants and agrees that such termination of the HPA Parking Lease shall not result in a termination of the Sublease as it pertains to the real estate and interests in real estate subject to the HPA Parking Lease, and that such Sublease shall continue in full force and effect as a direct Sublease between the Port Authority and the Developer as it pertains to the real estate and interests in real estate subject to the HPA Parking Lease so long as the Developer is not in default thereunder for the duration of the term of the Sublease and any extensions thereof. The Port Authority shall, upon request, execute, acknowledge, and deliver such additional agreements evidencing and agreeing to the foregoing as the Developer may reasonably require.

                                 ARTICLE XVII
                                 ------------

                                   DEFAULTS
                                   --------

          Section 17.01. Events of Default. Each of the following events, if not remedied as hereinafter provided, shall be deemed an "Event of Default":

          (a) The occurrence of any event set forth in Article XVIII, as therein provided; or

          (b) The Developer's failure to pay any payment required hereunder when the same becomes due, and such failure continues for thirty (30) days after receipt of written notice thereof from the Port Authority; or

          (c) Developer's failure to perform any other covenant or agreement herein on the Developer's part to be kept or performed which is not an Event of Default under paragraphs (a), (b), (d), (e), (f), (g), (h) or (i) of this
Section 17.01 and the continuance of such failure for a period of thirty (30) days after written notice to the Developer from the Port Authority specifying the nature of such failure; or

          (d) An Event of Default by the Developer occurs under the Development Agreement; or

          (e)  An Event of Default by the Developer occurs under the Sublease;
or

          (f) The Developer fails to comply with its duties and obligations under the Clipper Removal Agreement and the expiration of any applicable grace or cure period set forth in the Clipper Removal Agreement; or

          (g) A breach or default by the Developer under the Clipper Lease and the expiration of any applicable cure or grace period set forth in the Clipper Lease; or

          (h) The Developer does not receive a License on or before December 31, 1996; or

          (i)  The occurrence of an Event of Default pursuant to subparagraph
(f) of Section 16.01 of the Development Agreement.

          Section 17.02. Extensions. If the Port Authority gives notice at any time of a default under Section 17.01 (b) of a nature that cannot be cured within the thirty (30) day period therein provided, then such default shall not be deemed an Event of Default so long as the Developer, following notice from the Port Authority, proceeds to cure the default as soon as reasonably possible and continues to take all reasonable steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. In addition, no Event of Default shall be deemed to have occurred if and so long as the Developer shall be delayed in or prevented from curing the same within the applicable cure period by Unavoidable Delay.

          Section 17.03. Remedies. Upon the occurrence of any Event of Default under subparagraphs (a), (b), (c), (d), (e), (f) or (g) of Section 17.01, or at any time thereafter so long as the same is not cured, the Port Authority may (a) cure any such Event of Default and collect the cost thereof from the Developer upon demand, (b) seek, obtain and enforce a judgment for specific performance or other declaratory relief against the Developer for the performance of any agreement or covenant contained in this Agreement on the Developer's part to be kept or performed, and/or (c) seek, obtain and enforce a judgment for monetary damages resulting from any such Event of Default.

          Upon the occurrence of any Event of Default under subparagraphs (h) or
(i) of Section 17.01, or at any time thereafter, the Port Authority may, at its option and in addition to and without prejudice to any other rights and remedies the Port Authority may have under this Agreement or at law or in equity, give to the Developer a written notice of its election to terminate this Agreement upon a date specified in such notice, which date shall be not less than forty-five
(45) days after the date of delivery to the Developer of such notice by the Port Authority.

          Section 17.04. Default By Port Authority. Port Authority's failure or refusal to perform any provision of this Agreement which it is obligated to perform or the breach of any covenant herein shall be a default by Port Authority. In the event of a default by Port Authority, the Developer may:

          (a) Emergency Situation. In an Emergency Situation, as hereinafter defined, if the default is not cured after reasonable notice to (or attempts to notify) the Port Authority, the Developer may cure the default, provided that such cure is not more extensive than is reasonably necessary under the circumstances; and

          (b) Non-emergency Situation. In a non-Emergency Situation, if the default is not cured within thirty (30) days of written notice from the Developer to the Port Authority (or if such default is of such a nature as to not be extended so long as the Port

Authority commences its efforts to cure within said thirty (30) day period and thereafter diligently pursues the same to completion), the Developer may cure the default;

          If the Developer incurs any sum because of the Port Authority's default, the reasonable sums paid by Developer shall be due from the Port Authority upon demand and such sums shall be an offset to the Passenger Payment obligations of the Developer set forth in Section 5.01, and shall be credited against future installments of the Passenger Payment. "Emergency Situation" as used in this Section means a situation which threatens the physical well-being of persons, or which threatens immediate and material damage to the Developer's property.

                                 ARTICLE XVIII
                                 -------------

                           BANKRUPTCY AND INSOLVENCY
                           -------------------------

          Section 18.01.  Certain Events Of Default Specified. If during the
 Term:

          (a) The Developer shall be adjudicated a bankrupt or adjudged to be insolvent;

          (b) A receiver or trustee shall be appointed for the Developer's property and affairs, unless such appointment shall be vacated within ninety
(90) days of its entry;

          (c) The Developer shall make an assignment for the benefit of creditors;

          (d) A petition shall be filed proposing the adjudication of the Developer as a bankrupt or insolvent or the reorganization of the Developer or an arrangement by the Developer with its creditors whether pursuant to the United States Bankruptcy Code or any similar federal or state proceedings, unless such petition is filed by a party other than the Developer and is withdrawn or is dismissed within ninety (90) days after the date of filing; or

          (e) Any execution or attachment shall be issued against the Developer or any of the Developer's property, whereby the Improvements shall be taken or occupied or attempted to be taken or occupied by someone other than the Developer, unless such attachment is a prejudgment attachment that is set aside within ninety (90) days after the issuance of the same;

then, subject to Section 18.02, an Event of Default hereunder shall be deemed to have occurred so that the provisions of Article XVII hereof shall become effective; and the Port Authority shall have the rights and remedies provided for therein in addition to all other legal remedies available to the Port Authority.

          Section 18.02 Preservation Of Agreement. Notwithstanding anything to the contrary contained in Article XVII, upon the occurrence of an Event of Default pursuant to this Article XVIII, then if all of the covenants and agreements of this Agreement on the Developer's part to be kept and performed shall continue to be kept and performed, no Event of Default shall be deemed to have occurred and the provisions of Article XVII shall not become effective.

                                  ARTICLE XIX
                                  -----------

                             SPECIFIC PERFORMANCE
                             --------------------


          In addition to any other rights that the Developer or the Port Authority may have under this Agreement, if the other fails or refuses to execute, acknowledge and deliver any instrument or instruments or to take any other action (other than an action solely involving the payment of any sum of money) required to effectuate the provisions of this Agreement within the time period required by this Agreement or, if no time period therefor is specified in this Agreement, within any reasonable time period specified in any request from the other party, then from and after the date fifteen (15) days after the date of delivery of a written demand to the other party requesting such execution, acknowledgment and delivery or other action, the requesting party shall be entitled to specific performance, declaratory relief, or such other remedies at law or equity which may be appropriate to effectuate the provisions of this Agreement; provided, that the Port Authority shall not be entitled to terminate this Agreement except in accordance with the terms and provisions of Article XVII.

                                  ARTICLE XX
                                  ----------

                                   SURRENDER
                                   ---------

          Section 20.01. Surrender of Improvements. The Developer shall surrender the Improvements to the Port Authority at the expiration of the Term or earlier termination of this Agreement and the Developer's rights hereunder, without delay, in good order, condition and repair except for reasonable wear and tear after the last necessary repair, replacement, or rebuilding made by the Developer, for the purposes for which such Improvements were designed, free and clear of all liens and encumbrances except the liens for taxes and assessments not then due and payable, and without any payment or allowance whatever by the Port Authority for the Improvements made by the Developer.

          Section 20.02. Removal of Certain Property. All furniture, trade fixtures, and other personal property may be removed by or on behalf of the Developer at or prior to the expiration of the Term or other termination of this Agreement or of the Developer's rights hereunder, but only if, and to the extent, that the removal thereof will not cause physical injury or damage to the Improvements or necessitate changes or repairs to the same. The Developer shall pay or cause to be paid to the Port Authority the cost of repairing or restoring any injury or damage to the Improvements arising from such removal so as to return the Improvements to its condition immediately prior to such removal.


          Section 20.03. Survival Of Terms. The terms of this Article XX shall survive any termination of this Lease.



                                  ARTICLE XXI
                                  -----------

                                   NO WAIVER
                                   ---------

          Failure of the Port Authority or the Developer to object to any act or omission on the part of the other party, however long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by the Port Authority or the Developer at any time, express or implied, of any breach of any provision of this Agreement shall be deemed a waiver of a breach of any other provision of this Agreement or a consent to any subsequent breach of the same or any other provision. No acceptance by the Port Authority of any partial payment shall constitute an accord or satisfaction, and such partial payment shall only be deemed a part payment on account.


                                 ARTICLE XXII
                                 ------------

                          PORT AUTHORITY'S ASSIGNMENT
                          ---------------------------
                     AND THE PARTIES' LIABILITY LIMITATION
                     -------------------------------------

          Section 22.01. Assignment By The Port Authority. The Port Authority may transfer or assign its interests in the Hammond Marina or the Improvements or under this Agreement to any other governmental entity with the power to perform the duties and obligations and the authority to grant such rights set forth in this Agreement, without the requirement of any consent by the Developer, but may make no other transfers or assignments without the prior written consent of the Developer. In the event of the transfer or assignment of the Port Authority's interests as permitted hereunder and the assumption by such transferee or assignee of all duties and obligations to be performed or observed by the Port Authority with respect to such interests hereunder, only the transferee or assignee shall be responsible for the performance or observance of such covenants or agreements. However, the Port Authority may, without the consent of Developer, collaterally assign its rights in this Agreement in connection with a financing provided such assignment does not impair the rights of the Developer hereunder.

          Section 22.02. Limitations on Rights of Recovery. Notwithstanding anything to the contrary contained in this Agreement, there shall be absolutely no personal liability attributed to any member, director, officer, employee, agent or attorney of the Port Authority with respect to the terms, covenants and provisions of this Agreement, such exculpation of personal liability being absolute and without any exception whatsoever. Notwithstanding anything to the contrary contained in this Agreement, there shall be absolutely no personal liability attributed to any member, shareholder, director, officer, employee, agent, or attorney of the Developer with respect to the terms, covenants, and provisions of this Agreement, such exculpation of personal liability being absolute and without any exception whatsoever.


                                 ARTICLE XXIII
                                 -------------

                                 FORCE MAJEURE
                                 -------------

          Notwithstanding anything contained in this Agreement to the contrary, if the Developer or the Port Authority is delayed, hindered, or prevented in the performance of any act or the achievement of any deadline required under this Agreement (other than the payment of money) by reason of fire, casualty, strikes, lockout, labor troubles, inability to procure materials or supplies, failure of power, Gaming Commission or other governmental authority, weather, riots, insurrection, war, or other reasons of like nature, or failure of timely performance by or acts of the other party ("Force Majeure Events"), and such delays, hindrances, or prevention of performance are not within the reasonable control of the party obligated to perform, the party affected by such delay shall promptly give notice thereof to the other parties and thereupon performance of such act shall be excused for the period of delay and/or such deadline extended for a period equal to the period of delay. Such excusal and/or extension of time shall be, however, predicated upon the party subject to the Force Majeure Event (i) notifying the other party in writing of the delay and reasons causing the delay within thirty (30) days upon learning of the same; and (ii) taking all reasonable steps to avoid the delay and all reasonable steps to remove and address the condition(s) causing the delay.

                                 ARTICLE XXIV
                                 ------------

                                    NOTICES
                                    -------

          No notice, approval, consent or other communication authorized or required by this Agreement shall be effective unless the same shall be in writing. Any such communication shall be deemed given when either (a) hand delivered, with signed receipt obtained therefor, (b) sent postage prepaid by United States registered or certified mail, return receipt requested, directed or addressed in each case to the other party at its address set forth below, or such other address as either party may designate by notice given from time to time in accordance with this Article XXIII, or (c) sent by nationally recognized overnight courier service with all charges prepaid or billed to sender, directed or addressed in each case to the other party at its address set forth below, or such other address as either party may designate by notice given from time to time in accordance with this Article XXIII.

               The addresses and telefax numbers for notices are:

               To the Port Authority:     Hammond Port Authority
                                          ______ Empress Drive
                                          Hammond, Indiana  463____
                                          Attention: Director

               With copies to:            Mayor Duane W. Dedelow, Jr.
                                          City of Hammond
                                          5925 Calumet Avenue
                                          Hammond, Indiana  46320

                                          J.B. Smith, Esq.
                                          Beckman Kelly & Smith
                                          5920 Hohman Avenue
                                          Hammond, IN  46320-2423

                                          David L. Johnson, Esq.
                                          Baker & Daniels
                                          300 North Meridian Street
                                          Suite 2700
                                          Indianapolis, IN  46204

               To the Developer           Empress Casino Hammond Corporation
                                          825 Empress Drive
                                          Hammond, Indiana  46320
                                          Attention:  General Manager

               With copies to:            Empress Casino Joliet Corporation
                                          2300 Empress Avenue
                                          Joliet, Illinois   60436
                                          Attention:  Michael W. Hansen

                                 Ice Miller Donadio & Ryan
                                 One American Square
                                 Box 82001
                                 Indianapolis, Indiana 46282-0002
                                 Attention: Phillip L. Bayt

          All such communications shall be deemed received one day after the date sent via any of the enumerated means, except for those sent by personal delivery, which notices shall be deemed received only when actually received by the other party.

                                  ARTICLE XXV

                                 CERTIFICATES

          Either party shall, without charge, at any time and from time to time hereafter, within thirty (30) days after written request of the other, certify by written instrument duly executed and acknowledged to any person, firm or corporation specified in such request:

          (a) As to whether this Agreement has been supplemented or amended, and if so, the substance and manner of such supplement or amendment;

          (b) As to whether this Agreement has been assigned, transferred or sublet, and if so, the substance and manner of such assignment, transfer or sublet;

          (c) As to the validity and force and effect of this Agreement, in accordance with its tenor as then constituted;

          (d) As to the existence of any default hereunder on the part of the other party to this Agreement;

          (e) As to the existence of any offsets, counterclaims or defenses thereto on the part of such other party;

          (f)  As to the commencement and expiration dates of the Term; and

          (g)  As to any other matters as may reasonably be so requested.

          Any certificate referred to in this Article XXIV may be relied upon by the party requesting it and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

                            Exhibit A (page 1 of 3)





                                 [INSERT ART]

                   EXTENSION OF TEMPORARY LICENSE AGREEMENT
                   ----------------------------------------


     The Hammond Port Authority (Licensor), and Hammond Bridge and Road Works, L.L.C. (License) entered Temporary License Agreements in December, 1995, copies of which are attached hereto and made a part hereof. So that construction may continue without interruption, the parties find it to their mutual benefit to extend said Temporary License Agreements in all of their terms and conditions except termination date, through and including April 16, 1996.

     IN WITNESS WHEREOF, licensor has duly executed this instrument this 11th day of March, 1996.

                                                   HAMMOND PORT AUTHORITY


                                                   By: /s/ Bernadette C. Costa
                                                       -------------------------
                                                   Printed: Bernadette C. Costa
                                                            --------------------
                                                   Title: Chairman
                                                         -----------------------

ATTEST:

/s/ Dennis H. Terry
---------------------------
DENNIS TERRY, Secretary


STATE OF INDIANA      )
                      )  SS:
COUNTY OF LAKE        )

     Before me, the undersigned, a Notary Public, in and for said County and State this 11th day of March, 1996, personally appeared Bernadette Costa, Chairman and Dennis Terry, Secretary respectively, acting for and on behalf of the Hammond Port Authority, who acknowledged the execution of the foregoing instrument as their voluntary act for the uses and purposes set forth therein.

     Witness my hand and notarial seal this 11th day of March, 1996.

                                                     Notary Public

                                                     /s/ J.B. Smith
                                                     ----------------------
                                                     J.B. Smith

I am a resident of Lake
County, Indiana.

My commission expires:
      12-17-98
----------------------

                          TEMPORARY LICENSE AGREEMENT

                                                                 12/05/95

     The Hammond Port Authority ("LICENSOR"), for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and to the extent of its present or hereafter acquired right, title and interest, if any, in and to that portion of the real estate described on Exhibit "A" attached hereto and incorporated herein by this reference that is generally depicted on Exhibit "B" attached hereto and incorporated herein by this reference (the "LICENSE AREA"), does hereby GRANT to Hammond Bridge and Road Works, L.L.C. ("LICENSEE") a temporary license (the "LICENSE") in, under, over and through the LICENSE AREA for (a) the installation and construction of an elevated roadway and related equipment and improvements (including, without limitation, footings, retaining walls, decks, columns, pads, beams, supports, ramps, embankments, utilities and drainage systems) and the relocation and installation of rail lines and related equipment and improvements (said roadway, rail lines and related equipment and improvements are collectively referred to as the "FACILITIES"), and (b) drainage, entry upon, passage over, deposit of excavated earth, and storage of material and equipment as may be necessary or useful for the initial installation, construction and relocation of the FACILITIES.

     In consideration of the grant of the foregoing license, LICENSEE does hereby covenant and agree as follows:

     (a) LICENSEE shall protect, defend, indemnify and save harmless the LICENSOR and each agency, commission, department, officer and representative of LICENSOR from and against all liabilities, obligations, claims, damages, penalties, causes of action and other costs and expenses (including, without limitation, attorneys fees, court costs and litigation expenses), imposed upon or incurred by or asserted against LICENSOR or any agency, commission, department, officer or representative of LICENSOR as a result of or in connection with (i) the entry by LICENSEE or anyone claiming by or through LICENSEE on all or any portion of the LICENSE AREA, (ii) the installation, construction or relocation of the FACILITIES, or (iii) the failure of LICENSEE to perform its obligations under this Temporary License Agreement. LICENSEE'S obligations under this subparagraph (a) shall survive the

A parcel of land lying in the West one half of Section 6, Township 37 North, Range 9 West of the Second Principal Meridian, Lake County, Indiana, described as commencing at the intersection of the West line of Section 6 and the Northerly line of the Baltimore and Ohio Railroad right-of-way; thence North 00 degrees 00 minutes 00 seconds East along the West section line 154.93 feet; thence South 40 degrees 12 minutes 11 seconds East 61.97 feet to a cross in the concrete walk marking the point of beginning; then continuing South 40 degrees 12 minutes 00 seconds East 90.97 feet to an iron rod; thence on a curve to the left 230.01 feet said curve having a radius of 2,814.93 feet, a central angle of 4 degrees 40 minutes 54 seconds and a chord that bears South 42 degrees 32 minutes 27 seconds East 229.94 feet to a point; thence North 36 degrees 10 minutes 42 seconds East 385.02 feet along the lakeside face of the sheet piling to a point on the present shoreline of Lake Michigan thence Northwesterly along the present shoreline of Lake Michigan, 494 feet, plus or minus, to the Easterly right-of-way line of Calumet Avenue; thence South 00 degrees 00 minutes 00 seconds West along said right-of-way line 281.19 feet to the point of beginning.

PARCEL 3:

A strip of land lying in the West one half of Section 6, Township 37 North, Range 9 West of the Second Principal Meridian, Lake County, Indiana, described as commencing at the intersection of the West section line and the Northerly line of the Baltimore and Ohio Railroad right of way; thence North 0 degrees 00 minutes 00 seconds East along the West section line 92.96 feet to an iron pipe marking the point of beginning, said point being on a line 40 feet from the Northerly right of way line of the Elgin Joliet and Eastern Railroad; thence North 0 degrees 00 minutes 00 seconds East along the West section line 61.97 feet to an iron rod; thence South 40 degrees 12 minutes 00 seconds East along the Northerly right of way line of the Elgin Joliet and Eastern Railroad 152.94 feet to an iron rod; thence along said right of way line 663.25 feet on a curve to the left said curve having a radius of 2,815.93 feet and a central angle of 13 degrees 30 minutes to an iron rod; thence South 53 degrees 42 minutes 00 seconds East along said right of way line 178.65 feet to an iron rod; thence South 00 degrees 00 minutes 30 seconds West along said right of way line 42.18 feet to an iron rod; thence North 53 degrees 42 minutes 00 seconds West 254.31 feet to an iron rod; thence 621.51 feet along a curve to the right having a radius of 2,637.78 feet and a central angle of 13 degrees 30 minutes to an iron rod; thence North 40 degrees 12 minutes 00 seconds West 105.61 feet to the point of beginning.

PARCEL 4:

A strip of land 40 feet wide, lying in the East one half of Section 1, Township 37 North, Range 10 West of the Second Principal Meridian, Lake County, Indiana, described as commencing at the intersection of the East section line and the Northerly line of the Baltimore and Ohio Railroad right of way; thence North 0 degrees 00 minutes 00 seconds East along the East Section line 92.96 feet to an iron rod marking the point of beginning, said point being on a line 40 feet from the Northerly right of way line of the Elgin Joliet and Eastern Railroad; thence North 42 degrees 12 minutes 00 seconds West parallel with said Northerly right of way line 1,718.57 feet to an iron rod; thence North 49 degrees 18 minutes 00 seconds East 40.00 feet to an iron rod and said Northerly right of way line; thence South 40 degrees 12 minutes 00 seconds East along said Northerly right of way line 1,671.2 feet to an iron rod and the East line of said Section 1; thence South 00 degrees 00 minutes 00 seconds West 61.97 feet to the point of beginning.

                                   EXHIBIT A

     Description of property at: Hammond, Indiana
     To: Hammond Port Authority
     CSXT Deed File No.: 18089-021-999-GJK

DESCRIPTION: A parcel of land lying in Section 1, Township 37 North, Range 10 West of the Second Principal Meridian and in Section 36, Township 38 North, Range 10 West of the Second Principal Meridian more particularly described as follows: Commencing at the Southeast corner of said Section 1; thence North 0" 00' 00" East along the East line of said Section 1, a distance of 4054.78 feet to the point of beginning; thence North 40" 13' 01" West, along the Southwesterly line of the 100 foot wide right of way of the Elgin, Joliet and Eastern Railroad, a distance of 6443.91 feet; thence North 47" 49' 16" West, along said right of way line, a distance of 279.19 feet to the Indiana-Illinois State Line; thence South 0' 08' 59 West, along said State Line, a distance of
134.52 feet; thence South 39' 25' 04" East; along a line 25.00 feet Northeasterly, by perpendicular measurement, and parallel to the track centerline of the Northeasterly tracks of the Baltimore and Ohio (CSX) R.R., a distance of 1474.75 feet to a point of curve; thence Southeasterly along a curve (25.00 feet distance from said track centerline) concave to the Northeast and having a radius of 24,878.52 feet, an arc distance of 281.71 feet: (the chord of which bears South 29" 34' 29" East, a distance of 281.77 feet); thence South 40" 14' 05" East (25.00 feet distance from said track centerline), a distance of 3916.53' (set to a point of curve; thence Southeasterly along a curve (25.00 feet distance from said track centerline) concave to the Northeast and having a radius of 7051.15 feet, an arc distance of 1043.75 feet (the chord of which bears South 44" 28' 16" East, a distance of 1042.84 feet) to the East line of said Section 1; thence North 0" 00' 00" East along said East line, a distance of
101.51 feet to the point of beginning, containing 21.255 acres, more of less all in the City of Hammond, Lake County, Indiana.

     The Premises are shown on a print survey dated October 25, 1990, prepared by Gary P. Torrenga, No. 20514, Torrenga Engineering Company, 907 Ridge Road, Munster, Indiana 46321, incorporated herein by reference.

     BEING all or part of the same property acquired by Grantor, or its predecessor, by the following instruments, recorded among the Public Land Records of Lake County, Indiana:


      Acquired             Acquired                 Date of
      By                   Prog                     Instrument                Book                    Fare
      --------             --------                 -------------             ---------------         ---------
      B.P.&C. Rwy. *       Jacob Forsythe           02/1874                   B&02                    530
      B&O&C RR**           D.B. Morgan              05/21/1888                44                      112
      B&O&C RR             Edward Robey             07/02/1888                44                      114
      B.P.&C. Rwy          G. W. Truxbury           08/12/1874                P                       336
      C&CT Rwy.***         Frederick Eggers         12/27/1888                None                    None
      C&CT Rwy.            B&O&C RR                 12/12/1891                59                      272

*    B.P.&C Rwy.--Baltimore, Pittsburgh & Chicago Railway
**   B&O&C RR -- Baltimore & Ohio & Chicago Railroad
***  C&CT Rwy. -- Chicago & Calumet Terminal Railway

[IMAGE OF EXHIBIT A]

EXH [A]

                          TEMPORARY LICENSE AGREEMENT
                                                                      12/05/95

     The HAMMOND PORT AUTHORITY ("LICENSOR"), for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and to the extent of its present or hereafter acquired right, title and interest, if any, in and to that portion of the real estate described on Exhibit "A" attached hereto and incorporated herein by this reference that is generally depicted on Exhibit "B" attached hereto and incorporated herein by this reference (the "LICENSE AREA"), does hereby GRANT to Hammond Bridge and Road Works, L.L.C. ("LICENSEE") a temporary license (the "LICENSE") in, under, over and through the LICENSE AREA for (a) the installation and construction of docking, staging, guest and parking facilities and related equipment and improvements (said facilities and related equipment and improvements are collectively referred to as the "FACILITIES"), and (b) drainage, entry upon, passage over, deposit of excavated earth, and storage of material and equipment as may be necessary or useful for the initial installation and construction of the FACILITIES.

     In consideration of the grant of the foregoing license, LICENSEE does hereby covenant and agree as follows:

     (a) LICENSEE shall protect, defend, indemnify and save harmless the LICENSOR and each agency, commission, department, officer and representative of LICENSOR from and against all liabilities, obligations, claims, damages, penalties, causes of action and other costs and expenses (including, without limitation, attorneys fees, court costs and litigation expenses), imposed upon or incurred by or asserted against LICENSOR or any agency, commission, department, officer or representative of LICENSOR as a result of or in connection with (i) the entry by LICENSEE or anyone claiming by or through LICENSEE on all or any portion of the LICENSEE AREA, (ii) the installation or construction of the FACILITIES, or (iii) the failure of LICENSEE to perform its obligations under this Temporary License Agreement. LICENSEE'S obligations under this subparagraph (a) shall survive the termination of this Temporary License Agreement.

     (b) LICENSEE shall promptly discharge (or cause to be discharged) all mechanic's laborer's, materialmen's, supplier's and vendor's liens arising out of or connected with the exercise by LICENSEE or its agents or contractors of the rights granted to it by this Temporary License Agreement or the installation or construction of the FACILITIES. If, within sixty (60) days from the filing of any lien, LICENSEE shall fail to obtain (or cause to be obtained) the discharge of such lien, then LICENSOR may (but is under no obligation to) (i) obtain the discharge of the lien and (ii) recover from LICENSEE all costs and expenses associated therewith. This subparagraph (b) shall not be deemed to create the right to file or obtain a lien against the LICENSE AREA or any portion thereof if such right does not already exist under applicable law.

     (c) The FACILITIES shall be installed and constructed at LICENSEE's sole cost and expense.

     (d) The construction delegation of LICENSOR and their counsel shall be allowed to attend all construction meetings and shall receive adequate prior notice of the same.

     (e) LICENSEE shall provide or require any private contractor performing any installation or construction of the FACILITIES to provide, at no cost or expense to LICENSOR, liability and property damage insurance in an amount acceptable to LICENSOR naming LICENSOR as a co-insured.

     (f) LICENSEE shall, at its cost and expense, comply with all of the requirements of county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereinafter be in force, pertaining to the installation or construction of the FACILITIES, and shall faithfully observe all municipal and county ordinances and state and federal statutes now in force or which may hereinafter be in force that are applicable to the installation or construction of the FACILITIES.

     (g) LICENSEE shall cause the FACILITIES to be installed and constructed in accordance with the plans and specifications therefore, which plans and specifications shall be provided to LICENSOR prior to commencing the installation or construction of any of the FACILITIES, which plans and specifications provided to LICENSOR shall be upon the foot print as attached hereto as Exhibit "C".

     (h) LICENSEE shall conduct its activities pursuant to this License Agreement so as to minimize negative impacts upon the Hammond Marina and the users thereof and shall at all times maintain suitable access to the Marina and the facilities thereof and shall not cause LICENSOR to cease or interrupt its usual and customary functions.

     LICENSOR agrees that LICENSEE shall have the right to grant other entities and individuals the right to perform any or all of the installation or construction of the FACILITIES provided that any such other entities and individuals agree to abide by the comply with the terms and provisions of this Temporary License Agreement to the same extent as if they were the license hereunder, with the prior approval of LICENSOR which approval shall not be unreasonably held.

     LICENSEE acknowledges and agrees that (a) LICENSOR does not represent or warrant to LICENSEE that it has whatever right, title or interest in or to the LICENSE AREA or any specified portions thereof that is necessary to grant the LICENSE to LICENSEE, and (b) LICENSEE is accepting this Temporary License Agreement upon the condition and with full knowledge that LICENSOR may not have whatever right, title or interest in or to the LICENSE AREA or specified portions thereof that is necessary to grant the LiCENSE to LICENSEE with respect to the LICENSE AREA or any specified portions thereof; provided, that if LICENSOR subsequently acquires whatever right, title or interest in or to the LICENSE AREA or specified portions thereof that is necessary to grant the LICENSE to LiCENSEE with respect to the LICENSE AREA or specified portion thereof, the LICENSE and this Temporary License Agreement shall become effective as to such right, title and interest in the LICENSE AREA or specified portions thereof as of the date of such acquisition.

     This Temporary License Agreement, and the covenants and agreements made in consideration therefor, shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     The invalidity or unenforceability of any covenant, condition, term or provision of this Temporary License Agreement shall not affect the validity or enforceability of any other covenant, condition, term or provision.

     This temporary License Agreement shall terminate January 15, 1996.

     The covenants, conditions, terms and provisions of this Temporary License Agreement shall be governed by (and construed in accordance with) the laws of the State of Indiana.

     IN WITNESS WHEREOF, LICENSOR has duly executed this instrument this 7th day of December, 1995.

                                                 HAMMOND POINT AUTHORITY

                                                 By: /s/ Arthur C. Peschke
                                                     --------------------------
                                                 Printed: ARTHUR C. PESCHKE
                                                          ---------------------
                                                 Title:       Chairman
                                                        -----------------------

ATTEST:

/s/ Peter Knoerzer
-----------------------------
PETER KNOERZER      Secretary

STATE OF INDIANA        )
                        ) SS:
COUNTY OF LAKE          )

     Before me, the undersigned, a Notary Public, in and for said County and State this 7th day of December, 1995, personally appeared Arthur Peschke, Chairman and Peter Knoerzer, Secretary, respectively, acting for and on behalf of the hammond Port Authority who acknowledged the execution of the foregoing instrument as their voluntary act for the uses and purposes set forth therein.

     Witness my hand and notarial seal this 7th day of December, 1995.

                                                 Notary Public

                                                 J.B. SMITH
                                                 -------------------------
                                                 Printed

I am a resident of Lake County, Indiana.

My commission expires:
12/17/98
----------------------

     The HAMMOND BRIDGE AND ROAD WORKS, L.L.C., by its duly authorized officers does hereby accept the foregoing Temporary-License Agreement, and it covenants and agrees as provided therein.

     Made and Executed this 15th day of DECEMBER, 1995.

                                            HAMMOND BRIDGE AND ROAD WORKS,
                                            L.L.C.

                                            Printed: /s/ Michael Hansen
                                                     ---------------------------
                                            Title: V.P.
                                                   -----------------------------

ATTEST:
     Allan McConnell
-------------------------
     Asst Secretary

STATE OF INDIANA   )
                   ) SS:
COUNTY OF          )

     Before me, the undersigned, a Notary Public, in and for said County and State this 15th day of DECEMBER, 1995, personally appeared Michael Hansen, Vice President and Allan McConnell, Assistant Secretary, respectively, acting for and on behalf of the HAMMOND BRIDGE AND ROAD WORKS, L.L.C., who acknowledged the execution of the foregoing instrument as their voluntary act for the uses and purposes set forth therein.

     Witness my hand and notarial seal this 15th day of DECEMBER __, 1995.

                                            Notary Public

                                            J.B. SMITH
                                            -----------------------------------
                                            Printed

I am a resident of Lake County, Indiana.

My commission expires:

12-17-98
----------------------

PARCEL 1A

PARCEL 1: PART OF THE NORTHWEST QUARTER OF SECTION 6, TOWNSHIP 37 NORTH, RANGE 9 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE WEST LINE OF SECTION 6 AND THE NORTHERLY LINE OF THE BALTIMORE AND OHIO RAILROAD RIGHT OF WAY; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST SECTION LINE 154.93 FEET; THENCE SOUTH 40 DEGREES 12 MINUTES 11 SECONDS EAST
61.97 FEET TO A CROSS IN THE CONCRETE WALK MARKING THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 40 DEGREES 12 MINUTES 00 SECONDS EAST, 90.97 FEET TO AN IRON ROD; THENCE ON A CURVE TO THE LEFT 230.01 FEET, SAID CURVE HAVING A RADIUS OF 2,814.93 FEET, A CENTRAL ANGLE OF 04 DEGREES 40 MINUTES 54 SECONDS AND A CHORD THAT BEARS SOUTH 42 DEGREES 32 MINUTES 27 SECONDS EAST 229.94 FEET TO A POINT; THENCE NORTH 36 DEGREES 10 MINUTES 42 SECONDS EAST, 385.02 FEET ALONG THE LAKESIDE FACE OF THE SHEET PILING TO A POINT ON THE SHORELINE OF LAKE MICHIGAN AS OF FEBRUARY 8, 1989; THENCE NORTHWESTERLY ALONG THE FEBRUARY 8, 1989, SHORELINE OF LAKE MICHIGAN, 494 FEET TO THE EASTERLY RIGHT OF WAY LINE OF CALUMET AVENUE; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID RIGHT OF WAY LINE 281.19 FEET TO THE POINT OF BEGINNING.

PARCEL 2:  AN "L" SHAPED PARCEL OF LAND LYING IN THE NORTHWEST QUARTER OF
SECTION 6, TOWNSHIP 37 NORTH, RANGE 9 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE WEST LINE OF SECTION 6 AND THE NORTHERLY LINE OF THE BALTIMORE AND OHIO RAILROAD RIGHT OF WAY; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST SECTION LINE 154.93 FEET; THENCE SOUTH 40 DEGREES 12 MINUTES 11 SECONDS EAST 61.97 FEET TO A CROSS IN THE CONCRETE WALK; THENCE CONTINUING SOUTH 40 DEGREES 12 MINUTES 00 SECONDS EAST 90.97 FEET TO AN IRON ROD; THENCE ON A CURVE TO THE LEFT 230.01 FEET SAID CURVE HAVING A RADIUS OF 2814.93 FEET, A CENTRAL ANGLE OF 04 DEGREES 40 MINUTES 54 SECONDS AND A CHORD THAT BEARS SOUTH 42 DEGREES 32 MINUTES 27 SECONDS EAST 229.94 FEET TO A POINT MARKING THE POINT OF BEGINNING; THENCE ALONG SAID CURVE TO THE LEFT 40.45 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 00 DEGREES 49 MINUTES 24 SECONDS AND A CHORD THAT BEARS SOUTH 45 DEGREES 17 MINUTES 36 SECONDS EAST, 40.45 FEET TO A POINT; THENCE NORTH 36 DEGREES 10 MINUTES 42 SECONDS EAST, 799.93 FEET TO A POINT; THENCE SOUTH 53 DEGREES 43 MINUTES 37 SECONDS EAST, 110.0 FEET TO A POINT; THENCE NORTH 36 DEGREES 16 MINUTES 42 SECONDS EAST, 90.00 FEET TO A POINT ON THE SHORELINE OF LAKE MICHIGAN AS OF FEBRUARY 8, 1989; THENCE ALONG THE LAKESIDE FACE OF THE SHEET PILING NORTH 53 DEGREES 43 MINUTES 37 SECONDS WEST
98.83 FEET TO A CORNER OF THE SHEET PILING; THENCE SOUTH 81 DEGREES 10 MINUTES 15 SECONDS WEST, 72.38 FEET TO A CORNER OF THE SHEET PILING; THENCE SOUTH 81 DEGREES 10 MINUTES 15 SECONDS WEST, 72.38 FEET TO A CORNER OF THE SHEET PILING; THENCE SOUTH 36 DEGREES 10 MINUTES 42 SECONDS WEST, 832.73 FEET TO THE POINT OF BEGINNING.

                          [ILLUSTRATION APPEARS HERE]

                                   EXHIBIT B

                          [ILLUSTRATION APPEARS HERE]

                                  EXHIBIT "C"

     Made and Executed this 12 day of March, 1996.

                                             HAMMOND BRIDGE AND ROAD WORKS
                                             L.L.C.

                                             By:  /s/ Michael Hansen
                                                 -------------------------
                                             Printed:    Michael Hansen
                                                     ---------------------
                                             Title:      Vice President
                                                     ---------------------

ATTEST:

       /s/ Allan McConnell
----------------------------------
    Allan McConnell, Assistant
    Secretary

STATE OF INDIANA

                  SS:

COUNTY OF LAKE


     Before me, the undersigned, a Notary Public, in and for said County and State this 12th day of March, 1996, personally appeared Michael Hansen, Vice President and Allan McConnell, Assistant Secretary, respectively, acting for and on behalf of the Hammond Bridge and Road Works, L.L.C., who acknowledged the execution of the foregoing instrument as their voluntary act for the uses and purposes set forth therein.

     Witness my hand and notarial seal this 12th day of March 1996.


                                             Notary Public

                                               /s/ Patricia M. Pieiil
                                             --------------------------
                                                 Patricia m. Pieiil

I am a resident of Porter County.

My commission expires: 2/17/98
          termination of this Temporary License Agreement.

     (b) LICENSEE shall promptly discharge (or cause to be discharged) all mechanic's, laborer's, materialmen's, supplier's and vendor's liens arising out of or connected with the exercise by LICENSEE or its agents or contractors of the rights granted to it by this Temporary License Agreement or the installation, construction or relocation of the FACILITIES. If, within sixty (60) days from the filing of any lien, LICENSEE shall fail to obtain (or cause to be obtained) the discharge of such lien, then LICENSOR may (but is under no obligation to) (i) obtain the discharge of the lien and (ii) recover from LICENSEE all costs and expenses associated therewith. This subparagraph (b) shall not be deemed to create the right to file or obtain a lien against the LICENSE AREA or any portion thereof if such right does not already exist under applicable law.

     (c) The FACILITIES shall be installed, constructed and relocated at LICENSEE's sole cost and expense.

     (d) The construction delegation of LICENSOR and their counsel shall be allowed to attend all construction meetings and shall receive adequate prior notice of the same.

     (e) LICENSEE shall provide or require any private contractor performing any installation, construction or relocation of the FACILITIES to provide, at no cost or expense to LICENSOR, liability and property damage insurance in an amount acceptable to LICENSOR naming LICENSOR as a co-insured.

     (f) LICENSEE shall, at its cost and expense, comply with all of the requirements of county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereinafter be in force, pertaining to the installation, construction or relocation of the FACILITIES, and shall faithfully observe all municipal and county ordinances and state and federal statutes now in force or which may hereinafter be in force that are applicable to the installation, construction or relocation of the FACILITIES.

     (g) LICENSEE shall cause the FACILITIES to be installed, constructed and relocated as generally depicted in the diagram identified as Job No. 94-470 of American Consulting Engineers, Inc., labeled Preliminary 3/31/95 Plan F Revised.

     (h) LICENSEE shall conduct its activities pursuant to this License Agreement so as to minimize negative impacts upon the Hammond Marina and the users thereof and shall at all times maintain suitable access to the Marina and the facilities thereof and shall not cause LICENSOR to cease or interrupt its usual and customary functions.

     LICENSOR agrees that LICENSEE shall have the right to grant other entities and individuals the right to perform any or all of the installation, construction or relocation of the FACILITIES provided that any such other entities and individuals agree to abide by and comply with the terms and provisions of this Temporary License Agreement to the same extent as if they were the licensee hereunder, with the prior approval of LICENSOR, which approval shall not be unreasonably withheld.

     LICENSEE acknowledges and agrees that (a) LICENSOR does not represent or warrant to LICENSEE that it has whatever right, title or interest in or to the LICENSE AREA or any specified portions thereof that is necessary to grant the LICENSE to LICENSEE, and (b) LICENSEE is accepting this Temporary License Agreement upon the condition and with full knowledge that LICENSOR may not have whatever right, title or interest in or to the LICENSE AREA or specified portions thereof that is necessary to grant the LICENSE to LICENSEE with respect to the LICENSE AREA or any specified portions thereof; provided, that if LICENSOR subsequently acquires whatever right, title or interest in or to the LICENSE AREA or specified portions thereof that is necessary to grant the LICENSE to LICENSEE with respect to the LICENSE AREA or specified portion thereof, the LICENSE and this Temporary License Agreement shall become effective as to such right, title and interest in the LICENSE AREA or specified portions thereof as of the date of such acquisition.

     This Temporary License Agreement, and the covenants and agreements made in consideration therefore, shall be binding upon the inure to the benefit of the parties hereto and their successors and assigns.

     The invalidity or unenforceability of any covenant, condition, term or provision of this Temporary License Agreement shall not affect the validity or enforceability of any other covenant, condition, term or provision.

     This temporary License Agreement shall terminate on January 15, 1996.

     The covenants, conditions, terms and provisions of this Temporary License Agreement shall be governed by (and construed in accordance with) the laws of the State of Indiana.

     IN WITNESS WHEREOF, LICENSOR has duly executed this instrument this 7th day of December, 1995.

                                       HAMMOND PORT AUTHORITY

                                       By: /s/ Arthur C. Peschke
                                          -----------------------------
                                       Printed: ARTHUR C. PESCHKE
                                               ------------------------

                                       Title: Chairman
                                             --------------------------

ATTEST:

/s/ Peter Knoerzer
------------------------------
PETER KNOERZER       Secretary

STATE OF INDIANA     )
                     ) SS:
COUNTY OF LAKE       )

     Before me, the undersigned, a Notary Public, in and for said County and State this 7th day of December, 1995, personally appeared ARTHUR PESCHKE, Chairman, and PETER KNOERZER, Secretary, respectively, acting for and on behalf of the Hammond Port Authority, who acknowledged the execution of the foregoing instrument as their voluntary act for the uses and purposes set forth therein.

     Witness my hand and notarial seal this 7th day of December, 1995.

                                       /s/ J.B. Smith
                                       --------------------------------
                                       Notary Public

                                        J.B. Smith
                                       --------------------------------
                                       Printed

I am a resident of Lake County, Indiana.
My commission expires:

    12/17/98
------------------------

     The HAMMOND BRIDGE AND ROAD WORKS, L.L.C., by its duly authorized officers does hereby accept the foregoing Temporary License Agreement, and it covenants and agrees as provided therein.

     Made and Executed this 15th day of December, 1995.

                                       HAMMOND BRIDGE AND ROAD
                                       WORKS, L.L.C.

                                       By: /s/ Michael W. Hansen
                                          -----------------------------
                                       Printed: Michael W. Hansen
                                               ------------------------

                                       Title: V.P.
                                             --------------------------

ATTEST:

/s/ Allan McConnell
------------------------------
               Asst. Secretary

STATE OF INDIANA     )
                     ) SS:
COUNTY OF LAKE       )

     Before me, the undersigned, a Notary Public, in and for said County and State this 15th day of December, 1995, personally appeared Michael Hansen, President and Allan McConnell, Asst. Secretary, respectively, acting for and on behalf of the HAMMOND BRIDGE AND ROAD WORKS, L.L.C., who acknowledged the execution of the foregoing instrument as their voluntary act for the uses and purposes set forth therein.

     Witness my hand and notarial seal this 15th day of December, 1995.

                                       /s/ J.B. Smith
                                       --------------------------------
                                       Notary Public

                                        J.B. Smith
                                       --------------------------------
                                       Printed

I am a resident of Lake County, Indiana.
My commission expires:

    12/17/98
------------------------